UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
____________________________

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PhenomeX Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 14, 2023
To Stockholders of PhenomeX Inc.:
Our 2023 Annual Meeting of Stockholders (“2023 Annual Meeting”) will be held on Thursday, May 25, 2023 at 1:30 p.m. PDT. The 2023 Annual Meeting will be conducted exclusively online via a live webcast. You will be able to attend the meeting, submit your questions during the meeting and vote your shares electronically at the meeting by visiting www.virtualshareholdermeeting.com/CELL2023. Because the meeting is completely virtual and being conducted via the Internet, stockholders will not be able to attend the meeting in person. The attached notice and proxy statement describe the formal business to be transacted at the meeting.
Whether or not you attend the virtual 2023 Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy via regular mail, online or by telephone. The 2023 Annual Meeting is being held so that stockholders may consider:

Proposal 1: the election of Class III directors,

Proposal 2: the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and

Proposal 3: approval, on an advisory basis, of the compensation of our named executive officers.

Our board of directors determined that the matters to be considered at the 2023 Annual Meeting are in the best interests of us and our stockholders and unanimously recommends that you vote “FOR” the election of each of the nominees named in Proposal 1 of the accompanying proxy statement, “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 in Proposal 2 and “FOR” the approval, on an advisory basis, of the compensation of our named executive officers in Proposal 3. Information about the matters to be acted upon at the 2023 Annual Meeting is contained in the accompanying proxy statement.

On behalf of the board of directors and the officers and employees of PhenomeX Inc., I would like to take this opportunity to thank our stockholders for their continued support.

Sincerely,
Siddhartha Kadia, Ph.D.
Chief Executive Officer and Director

PhenomeX Inc.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Notice is hereby given that our 2023 Annual Meeting of Stockholders (“2023 Annual Meeting”) will be held virtually via live webcast on the Internet on Thursday, May 25, 2023 at 1:30 p.m. PDT for the following purposes:
1.Election of Class III directors;
2.Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
3.Approval, on an advisory basis, of the compensation of our named executive officers; and
4.Such other matters as may properly come before the meeting or any adjournment or postponement thereof.
These proposals are more fully described in the Proxy Statement following this Notice of Internet Availability of Proxy Materials (“Notice”).
Our board of directors recommends that you vote (i) FOR the election of the respective nominees for Class III directors named in the Proxy Statement to serve as directors of the Company; (ii) FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and (iii) FOR the approval, on an advisory basis, of the compensation of our named executive officers. You will be able to attend the meeting, submit your questions during the meeting and vote your shares electronically at the meeting by visiting www.virtualshareholdermeeting.com/CELL2023.
Our board of directors has fixed the close of business on March 30, 2023 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the 2023 Annual Meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the 2023 Annual Meeting.
YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the 2023 Annual Meeting, we urge you to submit your vote via regular mail, online or via telephone as soon as possible to ensure your shares are represented. For additional instructions for each of these voting options, please refer to the proxy card. We encourage you to vote by Internet or telephone. It is convenient, conserves paper and saves the Company postage and other costs. Returning the proxy does not deprive you of your right to attend the 2023 Annual Meeting and to vote your shares at the 2023 Annual Meeting. This Proxy Statement explains proxy voting and the matters to be voted on in more detail.
Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting to Be Held on May 25, 2023. Our proxy materials, including the Proxy Statement and Annual Report to Stockholders, are being made available on or about April 14, 2023 on our website at https://investors.phenomex.com in the Financials section of our Investors Relations webpage, as well at the following website: www.proxyvote.com.

By order of the board of directors,
Siddhartha Kadia, Ph.D.
Chief Executive Officer and Director
April 14, 2023
Your vote is important. To vote your shares, please follow the instructions in the Notice of Internet Availability of Proxy Materials, which is being mailed to you on or about April 14, 2023.

PhenomeX Inc.
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
May 25, 2023
IMPORTANT INFORMATION REGARDING DELIVERY OF PROXY MATERIALS
The Securities and Exchange Commission has adopted rules regarding how companies must provide proxy materials to their stockholders. These rules are often referred to as “notice and access,” under which a company may select either of the following options for making proxy materials available to its stockholders:
•the full set delivery option; or
•the notice only option.
A company may use a single method for all of its stockholders or use full set delivery for some while adopting the notice only option for others. In connection with our 2023 Annual Meeting of Stockholders (“2023 Annual Meeting”), we have elected to use the notice only option.
Full Set Delivery Option
Under the full set delivery option, which we have elected not to use for the 2023 Annual Meeting, a company delivers all proxy materials to its stockholders by mail as it would have done prior to the change in the rules. In addition to delivery of proxy materials to stockholders, the company must post all proxy materials on a publicly-accessible website and provide information to stockholders about how to access the website. Although we have elected to use the notice only option in connection with the 2023 Annual Meeting, we may choose to use the full set delivery option in the future.
Notice Only Option
Under the notice only option, a company must post all proxy materials on a publicly-accessible website. Instead of delivering proxy materials to its stockholders, the company instead delivers a “Notice of Internet Availability of Proxy Materials” (“Notice”). The Notice includes, among other things:

•information regarding the date and time of the annual meeting of stockholders as well as the items to be considered at the meeting;
•information regarding the website where the proxy materials are posted; and
•various means by which a stockholder can request paper or e-mail copies of the proxy materials.

By reducing the amount of materials that a company needs to print and mail, the notice only option provides an opportunity for cost savings as well as conservation of paper products. As stated above, in connection with our 2023 Annual Meeting, we have elected to use the notice only option. Accordingly, you will not receive all proxy materials by mail. These proxy materials include the Notice relating to the 2023 Annual Meeting, Proxy Statement, proxy card and our Annual Report on Form 10-K, which are available at www.proxyvote.com. If a stockholder requests paper copies of the proxy materials, these materials must be sent to the stockholder within three business days by first class mail.

ABOUT THE MEETING
Our 2023 Annual Meeting will be held on Thursday, May 25, 2023, at 1:30 p.m. PDT. This year’s annual meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend the 2023 Annual Meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CELL2023. In order to vote or submit a question during the 2023 Annual Meeting, you will need to follow the instructions posted at www.proxyvote.com and will need the control number included in your Notice. If you do not have a control number, you will be able to listen to the meeting only, and you will not be able to vote or submit your questions during the meeting.
Why am I receiving these materials?
Our board of directors is providing these proxy materials to you in connection with the solicitation by our board of directors of proxies for use at our 2023 Annual Meeting, which will take place on May 25, 2023. Stockholders are invited to attend the 2023 Annual Meeting and are requested to vote on the proposals described in this proxy statement (“Proxy Statement”).
All stockholders will have the ability to access the proxy materials via the Internet, including this Proxy Statement and our annual report on Form 10-K for the fiscal year ended December 31, 2022 (“Annual Report”), as filed with the U.S. Securities and Exchange Commission (“SEC”) on February 23, 2023. The Notice includes information on how to access the proxy materials, how to submit your vote over the Internet, by phone or by mail, as well as how to request a paper copy of the proxy materials. This Proxy Statement and the Annual Report are available at www.proxyvote.com.
What is the purpose of the 2023 Annual Meeting?
At our 2023 Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this Proxy Statement, consisting of 1) the election of Class III directors; 2) the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; 3) the approval, on an advisory basis, of the compensation of our named executive officers; and 4) such other matters as may properly come before the meeting or any adjournment or postponement thereof.
Who is entitled to vote at the 2023 Annual Meeting?
Only holders of our common stock as of the close of business on March 30, 2023, the record date, are entitled to receive notice of and to vote at the 2023 Annual Meeting. In deciding all matters at the 2023 Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock owned as of the record date. We do not have cumulative voting rights for the election of directors. As of the record date, there were 98,744,915 shares of our common stock outstanding and entitled to vote. We do not have any outstanding shares of preferred stock. A list of stockholders entitled to vote at the meeting will be available for examination during the meeting to any stockholder for any purpose germane to the meeting.
If, at the close of business on March 30, 2023, your shares of common stock were registered directly in your name with American Stock Transfer & Trust Company, LLC, our transfer agent, then you are a stockholder of record. As a stockholder of record, you may vote online at the 2023 Annual Meeting or vote by submitting a proxy over the Internet or by telephone by following the instructions on the Notice. You may access instructions set forth in the Notice, proxy materials and our Annual Report to stockholders at www.proxyvote.com.
If your shares of common stock are held in street name through a broker, bank or other nominee, you are considered the beneficial owner of those shares and you have the right to instruct your broker, bank or other nominee, who is considered the stockholder of record for the purposes of voting at the 2023 Annual Meeting, on how to vote the shares in your account. Your broker, bank or nominee will send you a voting instruction form for you to use to direct how your shares should be voted.
Brokers or other nominees who hold shares of common stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not allowed to exercise their voting discretion with respect to the election of directors or for any matter that the SEC determines to be a “significant matter” without specific instructions from the beneficial owner. These non-voted shares are referred to as “broker non-votes.” If your broker holds your common stock in “street name,” your broker is not entitled to vote your shares on “non-routine” proposals (i.e., of the proposals to be considered at the 2023 Annual Meeting, the election of directors and “say-on-pay” votes) without your instructions and will only vote your shares on such proposals if you provide instructions on how to vote by filling out the voter instruction form sent to you by your broker with this Proxy Statement. Broker

“non-votes” are not included in the tabulation of voting results for “non-routine” proposals for purposes of determining whether such proposals have been approved.
What constitutes a quorum?
The presence at the meeting or representation by proxy of the holders of common stock representing a majority of the voting power of the issued and outstanding shares of stock on the record date will constitute a quorum, permitting the company to conduct its business at the meeting. Virtual attendance at our 2023 Annual Meeting constitutes presence in person for purposes of a quorum at the meeting. Each of (a) the shares held by each stockholder who properly submits a proxy, (b) the shares represented by broker non-votes that are present in person or represented by proxy and entitled to vote at the 2023 Annual Meeting and (c) the votes to ABSTAIN will be counted for purposes of determining the presence of a quorum at the 2023 Annual Meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining a quorum. If less than a majority of the combined voting power of the outstanding shares of common stock is represented at the 2023 Annual Meeting, a majority of the shares so represented may adjourn the 2023 Annual Meeting from time to time without further notice.
What vote is required to approve each item?
For the Election of Class III Directors. For purposes of electing directors at the 2023 Annual Meeting, directors shall be elected by a plurality of the votes cast (meaning that the two director nominees who receive the highest number of shares voted “for” their election are elected). With respect to the election of directors, you may vote “for” or “withhold” authority to vote for each of the nominees for the Board. “Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of the nominees.
For the Ratification of Independent Registered Public Accounting Firm. The affirmative vote of holders of a majority in voting power of the votes cast (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” such proposal) is required for the ratification. You may vote “for,” “against” or “abstain” from voting on this proposal. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the vote for this proposal.
For the Advisory Vote on the Compensation of our Named Executive Officers. The affirmative vote of holders of a majority in voting power of the votes cast is required for the approval. You may vote “for,” “against” or “abstain” from voting on this proposal. Abstentions are not considered votes cast for the foregoing purpose, and will have no effect on the vote for this proposal.
For the Approval of any Other Matter that may be Submitted to a Vote of our Stockholders. The affirmative vote of holders of a majority in voting power of the votes cast may be submitted to a vote of our stockholders.
The inspector of election for the 2023 Annual Meeting shall determine the number of shares of common stock represented at the meeting, the existence of a quorum and the validity and effect of proxies and shall count and tabulate ballots and votes and determine the results thereof.
What are the Board of Directors’ recommendations?
As more fully discussed under the section titled “Matters to Come Before the 2023 Annual Meeting,” our board of directors recommends a vote; FOR the election of the nominees for the Class III directors named in this Proxy Statement; FOR the ratification of the appointment of KPMG LLP; and FOR the approval, on an advisory basis, of the compensation of our named executive officers.
Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth below) will be voted (1) FOR the election of the nominees for director named in this Proxy Statement; (2) FOR the ratification of the appointment of KPMG LLP; (3) FOR the approval, on an advisory basis, of the compensation of our named executive officers; and (4) in accordance with the recommendation of our board of directors, FOR or AGAINST all other matters as may properly come before the 2023 Annual Meeting.

How do I vote?
You may vote by following the instructions set forth in your Notice or, if you are a street name holder (that is, if you hold your shares through a bank, broker or other holder of record), you must vote in accordance with the voting instruction form provided by your bank, broker or other holder of record. You may access the Notice, proxy materials and our Annual Report to stockholders at www.proxyvote.com. If you are a street name holder, the availability of telephone or Internet voting will depend upon your bank’s, broker’s or other holder of record’s voting process.

Can I change my vote after I return my proxy card?
Yes. The giving of a proxy does not eliminate the right to vote at the 2023 Annual Meeting should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise of that proxy, by voting at the 2023 Annual Meeting, by filing a written revocation or duly executed proxy bearing a later date with our Corporate Secretary at our headquarters. Note that if your shares of our common stock are held in street name through a broker, bank, or other nominee, you should contact the record holder of your shares regarding how to revoke your proxy or change your vote.
How do I attend the virtual 2023 Annual Meeting?
The 2023 Annual Meeting will be held entirely online. Stockholders as of March 30, 2023 will be able to attend and participate in the 2023 Annual Meeting online by accessing www.virtualshareholdermeeting.com/CELL2023. To join the 2023 Annual Meeting, you will need to have your control number which is included on your proxy card.
Even if you plan to attend the 2023 Annual Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the 2023 Annual Meeting.
Access to the Audio Webcast of the Annual Meeting. The live audio webcast of the 2023 Annual Meeting will begin promptly at 1:30 p.m., PDT. Online access to the audio webcast will open approximately 15 minutes prior to the start of the 2023 Annual Meeting to allow time for you to log in and test the computer audio system. We encourage our stockholders to access the meeting prior to the start time.
Log in Instructions. To attend the online 2023 Annual Meeting, log in at www.virtualshareholdermeeting.com/CELL2023. Stockholders will need their unique control number which appears on the Notice and the instructions accompanied the proxy materials. In the event that you do not have a control number, please contact your broker, bank, or other nominee as soon as possible and no later than May 25, 2023, at least 30 minutes prior to the start of the meeting, so that you can be provided with a control number and gain access to the meeting.
Submitting Questions at the Virtual Annual Meeting. The Company will address questions submitted by stockholders during the 2023 Annual Meeting, which may be submitted in writing during the meeting at www.virtualshareholdermeeting.com/CELL2023. Stockholders will need their unique control number which appears on the Notice and the instructions that accompanied the proxy materials.
At our 2023 Annual Meeting, we will not hold a live question and answer session.
The Annual Meeting’s Rules of Conduct will be posted on the Investors Relations section of the Company’s website approximately two weeks prior to the day of the 2023 Annual Meeting.
Technical Assistance. Beginning 10 minutes prior to the start of and during the virtual 2023 Annual Meeting, we will have support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting.
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Who pays for costs relating to the proxy materials and annual meeting of stockholders?
The costs of preparing, assembling and mailing the proxy materials, along with the cost of posting the proxy materials on a website, are to be borne by us. In addition to the use of mail, our directors, officers and employees may solicit proxies personally and by telephone, facsimile and other electronic means. They will receive no compensation in addition to their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies. We may reimburse these persons for their expenses in so doing. The costs of holding the 2023 Annual Meeting will also be borne by us.
Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within PhenomeX Inc. (“Company”) or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we will deliver only one copy of our Notice, and for those stockholders that requested a paper copy of our proxy materials in the mail, one copy of our Annual Report and this Proxy Statement, to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards if they requested a paper copy of proxy materials in the mail. This procedure reduces our printing and mailing costs. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials and Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and Annual Report, you may contact us as follows:
PhenomeX Inc.
Attn: Corporate Secretary
5858 Horton Street, Suite 320
Emeryville, CA 94608
(510) 858-2855
Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.
How can I find out the results of the voting at the 2023 Annual Meeting?
Preliminary voting results will be announced at the 2023 Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the 2023 Annual Meeting. If final voting results are not available to us at that time, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Director Independence
Our common stock is listed on the Nasdaq Global Select Market (“Nasdaq”). Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit committee, compensation & leadership development committee and nominating & corporate governance committee (if any) be independent. Audit committee members and compensation & leadership development committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Exchange Act of 1934, as amended (“Exchange Act”). Under the rules of Nasdaq, a director will qualify as an “independent director” only if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
To be considered to be independent for purposes of Rule 10A-3 and under the rules of Nasdaq, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.
To be considered independent for purposes of Rule 10C-1 and under the rules of Nasdaq, the board of directors must affirmatively determine that each member of the compensation & leadership development committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation & leadership development committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.
Our board of directors undertook a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that none of our continuing directors, other than Dr. Kadia, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” under the applicable rules and regulations of the listing requirements and rules of Nasdaq. Dr. Kadia is not considered independent because he is the CEO of the Company.
In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.” There are no family relationships among any of our executive officers or directors.
Board of Directors Leadership Structure
Our board of directors is currently chaired by Greg Lucier. As a general policy, our board of directors believes that separation of the positions of chairperson of our board of directors and CEO reinforces the independence of our board of directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our board of directors as a whole. As such, Siddhartha Kadia serves as our CEO while Greg Lucier serves as the chairperson of our board of directors but is not an officer. We currently expect and intend the positions of chairperson (or chairperson) of our board of directors and CEO to continue to be held by separate individuals in the future.

Role of Board of Directors in Risk Oversight
Our board of directors has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our board of directors is responsible for general oversight of risks and regular review of information regarding our risks, including litigation risks and operational risks. The compensation & leadership development committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The audit committee is responsible for overseeing the management of risks relating to accounting matters and financial reporting. The nominating & corporate governance committee is responsible for overseeing the management of risks associated with the independence of our board of directors and potential conflicts of interest. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire board of directors is regularly informed through discussions from committee members about such risks. Our board of directors believes its administration of its risk oversight function has not negatively affected the board of directors’ leadership structure.
Board of Directors and Committee Meetings
During 2022, our board of directors held eight meetings (including regularly scheduled and special meetings), conducted periodic update calls, and each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she served as a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served. It is the policy of our board of directors to regularly have separate meeting times for independent directors without management. Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we encourage, but do not require, our directors to attend.

Board of Directors Committees
Our board of directors has four standing committees: the audit committee; the compensation & leadership development committee; the nominating & corporate governance committee and the transaction committee. Each committee is approved by our board of directors, and written charters for the audit committee, the compensation & leadership development committee and the nominating & corporate governance committee, which satisfy the applicable rules of the SEC and the listing standards of Nasdaq, are available on our website at https://investors.phenomex.com/ in the “Governance” section of our Investors Relations webpage. We intend to post any amendments to the charters for each committee on the same website. We believe that the composition of these committees meets the applicable criteria for independence under, and the functioning of these committees complies with the applicable requirements of, the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”), the Nasdaq rules and SEC rules and regulations. We intend to continue to comply with Nasdaq requirements with respect to committee composition of independent directors. Each committee has the composition and responsibilities described below.

Audit Committee
Our audit committee consists of Ms. Nelson, Mr. Lucier, Mr. Chiminski and Mr. Silvester. The chair of our audit committee is Ms. Nelson. Our board of directors has determined that each member of the audit committee is an “audit committee financial expert” as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act, and possesses financial sophistication, as defined under the Nasdaq listing standards. Our board of directors has also determined that each member of our audit committee, can read and understand fundamental financial statements in accordance with applicable requirements, and that each member of our audit committee satisfy the independence standards for audit committee membership established by applicable rules of the SEC and the Nasdaq listing standards. In arriving at these determinations, the board of directors has examined each audit committee member’s scope of experience and the nature of their professional experience. During 2022, our audit committee held nine meetings.

The responsibilities of our audit committee include:
•appointing, engaging, retaining, overseeing, approving the compensation of and assessing the independence of our independent registered public accounting firm;
•overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
•reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
•discussing our risk management policies;
•promoting compliance with applicable legal and regulatory requirements;
•reviewing and approving or ratifying any related person transactions and our investment policy; and
•preparing the audit committee report required by SEC rules.

Compensation & Leadership Development Committee
Our compensation & leadership development committee consists of Dr. Hopfield, Mr. Lucier, Ms. Nelson and Mr. Silvester. The chair of our compensation & leadership development committee is Dr. Hopfield. Each of Dr. Hopfield, Mr. Lucier, Ms. Nelson and Mr. Silvester is a non-employee director, as defined by Rule 16b-3 promulgated under the Exchange Act and meets the requirements for independence under the current Nasdaq listing standards and SEC rules and regulations. During 2022, our compensation & leadership development committee held eight meetings. In 2022, FW Cook acted as an independent compensation consultant to the compensation & leadership development committee.
The responsibilities of our compensation & leadership development committee include:
•reviewing and approving, or recommending that our board of directors approve, the compensation of our CEO and our other executive officers;
•reviewing and recommending to our board of directors the compensation of our directors;
•selecting independent compensation consultants and advisors and assessing whether there are any conflicts of interest with any of the committee’s compensation advisors;
•reviewing and approving, or recommending that our board of directors approve, incentive compensation and equity plans; and
•preparing the compensation & leadership development committee report required by SEC rules.

Nominating and Corporate Governance Committee
Our nominating & corporate governance committee consists of Mr. Chiminski, Dr. Hopfield and Ms. Nelson. The chair of our nominating & corporate governance committee is Mr. Chiminski. Each member of our nominating & corporate governance committee is independent within the meaning of the applicable listing standards, is a non-employee director, and is free from any relationship that would interfere with the exercise of his or her independent judgment. During 2022, our nominating & corporate governance committee held five meetings.
The responsibilities of our nominating & corporate governance committee include:
•identifying individuals qualified to become board members;
•recommending to our board the persons to be nominated for election as directors and to be appointed to each of the board’s committees;
•reviewing and making recommendations to the board with respect to management succession planning;

•developing and recommending to the board corporate governance guidelines;
•overseeing a periodic evaluation of the board; and
•recommending to our board regarding governance matters, including, but not limited to, the Company’s certificate of incorporation, bylaws, and the charters of the Company’s other committees.
It is the policy of the nominating & corporate governance committee of our board of directors to consider recommendations for candidates to our board of directors from stockholders. The nominating & corporate governance committee will consider candidates recommended by stockholders in the same manner as candidates recommended to the nominating & corporate governance committee from other sources. The nominating & corporate governance committee may propose to our board of directors a candidate recommended or offered for nomination by a stockholder as a nominee for election to our board of directors. In the future, the nominating & corporate governance committee may pay fees to third parties to assist in identifying or evaluating director candidates.
The nominating & corporate governance committee seeks to identify as candidates for director persons with a reputation for and record of integrity and good business judgment. The nominating & corporate governance committee considers the nature of the expertise and experience required for the performance of the duties of a director of the Company, and such matters as the candidate’s relevant business and industry experience, professional background, age, current employment, community service and other board service.
In addition, the nominating & corporate governance committee shall take into account all factors it considers appropriate in recommending candidates for election to the board of directors, which may include:
•The current size and composition of our board of directors and the needs of our board of directors and the respective committees of our board of directors.
•Such factors as character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like. The nominating & corporate governance committee evaluates these factors, among others, and does not assign any particular weighting or priority to any of these factors.
•Factors required to meet any applicable rules, regulations or laws regarding the composition of public company directors, including the Nasdaq Rule 5605(f); and
•Other factors that the nominating & corporate governance committee deems appropriate.
The nominating & corporate governance committee requires the following minimum qualifications to be satisfied by any nominee for a position on our board of directors:
•The highest personal and professional ethics and integrity;
•Proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;
•Skills that are complementary to those of the existing board of directors;
•The ability to assist and support management and make significant contributions to the Company’s success;
•An understanding of the fiduciary responsibilities that is required of a member of our board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities; and
•If the nominating & corporate governance committee determines that an additional or replacement director is required, the nominating & corporate governance committee may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the nominating & corporate governance committee, our board of directors or management.

Transaction Committee
Our Transaction Committee consists of Mr. Chiminski, Dr. Hopfield, Mr. Lucier and Ms. Nelson. The chair of our Transaction Committee is Mr. Chiminski. The Transaction Committee has the authority of the Board to consider and evaluate certain strategic investments and other possible transactions. During 2022, our transaction committee held eleven meetings.

The responsibilities of our transaction committee include:
•considering and evaluating all proposals that might be received by us in connection with potential strategic transactions, including, but not limited to, financings, mergers, acquisitions, divestitures, joint ventures, and other similar transactions;
•participating in and directing the negotiation of the material terms and conditions of any such transaction;
•considering any strategic alternatives to any such potential strategic transaction;
•recommending to the Board the advisability of entering into a definitive agreement (and any ancillary agreements relating thereto) with respect to any such strategic transaction, or the advisability of pursuing any strategic alternatives, in each case subject to applicable law; provided that the Board shall approve or submit any such strategic transaction or alternative for the approval of our stockholders; and
•performing any other activities or responsibilities incidental to the foregoing.
Stockholder Recommendations for Nominations to the Board of Directors
A stockholder that wants to recommend a candidate for election to the board of directors should direct the recommendation in writing by letter to PhenomeX Inc., attention of the Corporate Secretary, at 5858 Horton Street, Suite 320, Emeryville, California 94608. The recommendation should include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and the Company and evidence of the recommending stockholder’s ownership of our stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for board membership, as well as personal references.
A stockholder that instead desires to nominate a person directly for election to the board of directors at an annual meeting of the stockholders must meet the deadlines and other requirements set forth in Section 2.03 of our amended and restated bylaws and the rules and regulations of the SEC. Section 2.4 of our amended and restated bylaws requires that a stockholder who seeks to nominate a candidate for director must provide a written notice to the Corporate Secretary of the Company not later than the close of business on the ninetieth (90th) day and not earlier than the close of business on the one hundred and twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days, or delayed by more than sixty (60) days, from the anniversary date of the previous year’s meeting, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting and the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. That notice must state the information required by Section 2.4 of our amended and restated bylaws, and otherwise must comply with applicable federal and state law. Public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice. The Corporate Secretary of the Company will provide a copy of the bylaws upon request in writing from a stockholder. “Public announcement” shall mean disclosure (a) in a press release released by us, provided that such press release is released by us following our customary procedures, is reported by the Dow Jones News Service, Associated Press or comparable national news service, or is generally available on Internet news sites, or (b) in a document publicly filed by us with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

Stockholders also have the right under our bylaws to propose director candidates for consideration by the committee or our board of directors and also directly nominate director candidates, without any action or recommendation on the part of the nominating & corporate governance committee or our board of directors, by following the procedures set forth in the section of this Proxy Statement titled “Proposals of Stockholders For 2024 Annual Meeting.”
Compensation Committee Interlocks and Insider Participation
During 2022, Dr. Hopfield, Dr. Kadia, Mr. Lucier and Ms. Nelson served on our compensation & leadership development committee. At the time of their respective service on the compensation & leadership development committee, none of the members of our compensation & leadership development committee was an officer or employee of our company. In February 2022, Dr. Kadia agreed to be considered for a role as the Company’s CEO, at which point Dr. Kadia recused himself from all compensation & leadership development committee discussions and meetings. Dr. Kadia formally stepped down from the committee prior to his appointment as CEO, which occurred on March 9, 2022. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation & leadership development committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our board of directors or compensation & leadership development committee.
Corporate Governance Guidelines and Code of Business Conduct and Ethics
Our board of directors has adopted corporate governance guidelines (“Corporate Governance Guidelines”). These guidelines address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our board of directors has adopted a code of business conduct and ethics (“Code of Business Conduct and Ethics”) that applies to all of our employees, officers and directors, including our CEO, Chief Financial Officer (“CFO”) and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics is posted on our website at https://investors.phenomex.com/ in the “Governance” section of our Investors Relations webpage. We intend to post any amendments to our Corporate Governance Guidelines or Code of Business Conduct and Ethics, and any waivers of our Code of Business Conduct and Ethics for directors and executive officers, on the same website.
Communications with the Board of Directors
Our board of directors believes that management speaks for the Company. Individual board members may, from time to time, communicate with various constituencies that are involved with the Company, but it is expected that board members would do this with knowledge of management and, in most instances, only at the request of management.
In cases where stockholders and other interested parties wish to communicate directly with our non-management directors, messages can be sent to our Corporate Secretary, at 5858 Horton Street, Suite 320, Emeryville, California 94608. Our Corporate Secretary monitors these communications and will provide a summary of all received messages to the board of directors at each regularly scheduled meeting of the board of directors. Our board of directors generally meets on a quarterly basis. Where the nature of a communication warrants, our Corporate Secretary may determine, in his or her judgment, to obtain the more immediate attention of the appropriate committee of the board or non-management director, of independent advisors or of Company management, as our Corporate Secretary considers appropriate.
Our Corporate Secretary may decide in the exercise of his or her judgment whether a response to any stockholder or interested party communication is necessary.
This procedure for stockholder and other interested party communications with the non-management directors is administered by the Company’s nominating & corporate governance committee. This procedure does not apply to (a) communications to non-management directors from officers or directors of the Company who are stockholders, (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act or (c) communications to the audit committee pursuant to the Complaint Procedures for Accounting and Auditing Matters.

Derivatives Trading, Hedging, and Pledging Policies
Our insider trading policy (“Insider Trading Compliance Policy”) provides that no employee, officer, or director may acquire, sell, or trade in any interest or position relating to the future price of Company securities, such as a put option, a call option, or a short sale, or engage in hedging transactions (including “zero cost collars”). In addition, our Insider Trading Compliance Policy provides that no employee, officer, or director may pledge Company securities as collateral to secure loans. This prohibition means, among other things, that these individuals may not hold Company securities in a “margin” account, which would allow the individual to borrow against their holdings to buy securities.

Board Diversity and Composition
The following table provides our Board diversity statistics as self-disclosed by our directors as of April 14, 2023.

Board Diversity Matrix (As of April 14, 2023)
Board Size:
Total Number of Directors:	9

Part I: Gender Identity	Female	Male	Non-Binary	Did not Disclose Gender
Directors	2	6	—	1

Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latino	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	4	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	2

DIRECTOR COMPENSATION

The following table provides information regarding compensation earned during the fiscal year ended December 31, 2022 by each non-employee director for his or her service on the board of directors and any committee(s). Our employee director, Siddhartha Kadia, Ph.D., receives no additional compensation for serving on our board of directors. The compensation paid to Dr. Kadia for serving as our Chief Executive Officer and for his service as a non-executive director during the fiscal year ended December 31, 2022 prior to his appointment as Chief Executive Officer is set forth in the Summary Compensation Table in the Executive Compensation section below.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All other compensation ($) (4)	Total ($)
James Rothman, Ph.D. (5)	40,000	89,999	90,010	125,000	345,009
Sarah Boyce (5) (6)	25,000	—	—	—	25,000
Elizabeth Nelson (5)	67,000	89,999	90,010	—	247,009
Igor Khandros, Ph.D. (5)	45,000	89,999	90,010	—	225,009
Michael Moritz (5)	46,750	89,999	90,010	—	226,759
Gregory Lucier (5) (7)	95,250	184,829	90,010	—	370,089
John Chiminski (5)	57,500	89,999	90,010	—	237,509
Jessica Hopfield, Ph.D. (5)	53,000	89,999	90,010	—	233,009
________________
(1)The fees paid to non-employee directors are described below under the heading “Non-Employee Director Compensation Program.”
(2)Amounts shown represent the grant date fair value of restricted stock units (“RSUs”) granted during the fiscal year 2022 as calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 718. The grant date fair value for RSUs is measured based on the closing price of the Company’s common stock on the date of grant. These amounts do not correspond to the actual value that may be recognized by the director upon vesting of the applicable awards or sale of the underlying shares of stock. Each non-employee director received an annual director award of 19,565 RSUs pursuant to the terms of the Director Compensation Program described below.
(3)Amounts shown represent the grant date fair value of stock options granted during the fiscal year 2022 as calculated in accordance with FASB ASC Topic 718. The grant date fair value for stock options is estimated using the Black-Scholes option pricing model. For a discussion of the valuation assumptions used to determine the grant date fair value of the stock options granted to our non-employee directors in fiscal year 2022, see Note 13 to our Consolidated Financial Statements set forth in our Annual Report. These amounts do not correspond to the actual value that may be recognized by the director upon exercise of the applicable awards or sale of the underlying shares of stock. Each non-employee director received an annual director award of 32,258 stock options pursuant to the terms of the Director Compensation Program described below.
(4)Represents the amount that Dr. Rothman received as compensation associated with his participation on our Strategic Scientific Advisory Board during fiscal year 2022.
(5)The following table shows the aggregate numbers of option awards (exercisable and unexercisable) and unvested stock awards held as of December 31, 2022 by each non-employee director who was serving as of December 31, 2022.

Name	Options Outstanding	Unvested RSUs Outstanding
James Rothman, Ph.D.	194,658	19,565
Elizabeth Nelson	139,658	19,565
Igor Khandros, Ph.D.	37,158	19,565
Michael Moritz	37,158	19,565
Gregory Lucier	162,158	23,731
John Chiminski	37,158	22,015
Jessica Hopfield, Ph.D.	48,765	26,013

(6)Ms. Boyce did not stand for re-election at our 2022 annual meeting of stockholders.
(7)Mr. Lucier received an additional 16,666 RSUs on March 10, 2022 with a grant date fair value of $94,830. The RSUs vest in four equal quarterly installments beginning on May 20, 2022, subject to Mr. Lucier’s continued service.

Non-Employee Director Compensation Program
We maintain a non-employee director compensation program, which was most recently amended during fiscal quarter ending December 31, 2021 (“Director Program”), pursuant to which each of our non-employee directors receives cash and equity compensation as follows, in addition to the reimbursement for travel and other necessary business expenses incurred in the performance of their services to us set forth below. The Director Program was developed with input from our independent compensation consultant, FW Cook, regarding practices and compensation levels at comparable companies. It is designed to attract, retain and reward our non-employee directors.
•Each non-employee director receives an annual cash retainer in the amount of $40,000 per year.
•Any non-executive chairperson receives an additional annual cash retainer in the amount of $40,000 per year.
•The chairperson of the audit committee receives additional annual cash compensation in the amount of $20,000 per year for such chairperson’s service on the audit committee. Each non-chairperson member of the audit committee receives additional annual cash compensation in the amount of $10,000 per year for such member’s service on the audit committee.
•The chairperson of the compensation & leadership development committee receives additional annual cash compensation in the amount of $15,000 per year for such chairperson’s service on the compensation & leadership development committee. Each non-chairperson member of the compensation & leadership development committee receives additional annual cash compensation in the amount of $7,000 per year for such member’s service on the compensation & leadership development committee.
•The chairperson of the nominating & corporate governance committee will receive additional annual cash compensation in the amount of $10,000 per year for such chairperson’s service on the nominating & corporate governance committee. Each non-chairperson member of the nominating & corporate governance committee will receive additional annual cash compensation in the amount of $5,000 per year for such member’s service on the nominating & corporate governance committee.
•Upon each non-employee director’s initial appointment or election to our board of directors, the non-employee director will automatically be granted $360,000 worth of equity in the form of (i) an option to purchase shares of the Company’s common stock (“Initial Option”) with a grant date fair value of $180,000, and (ii) an award of RSUs (“Initial RSU Award”) with a grant date fair value of $180,000, and referred to, collectively, as the “Initial Grant”. The Initial Option vests as to 1/36th of the underlying shares on a monthly basis over three years, and the Initial RSU Award vests as to one third (1/3) of the RSUs on the first anniversary of the grant date and in equal quarterly installments for the following two years thereafter, subject to continued service through each applicable vesting date. Non-employee directors elected for the first time to the board of directors at an annual stockholder’s meeting will only receive the Initial Grant.
•Each non-employee director who has been serving on our board of directors for at least six months, will automatically be granted on the date of each annual stockholder’s meeting (i) an option to purchase shares of the Company’s common stock (“Annual Option”) with a grant date fair value of $90,000, and (ii) an award of restricted stock units (“Annual RSU Award”) with a grant date fair value of $90,000, in each case pursuant to the 2020 Plan and referred to, collectively, as the “Annual Grant.” The Annual Grant vests on the earlier of the first anniversary of the date of grant or the date of the next annual stockholder’s meeting to the extent unvested as of such date, subject to continued service through each applicable vesting date.
The exercise price per share of the Initial Options and the Annual Options is equal to the fair market value of a share of our common stock on the grant date, and all Initial Grants and Annual Grants vest in full upon the consummation of a Change in Control (as defined in the Director Program).

The 2020 Plan includes a maximum annual limit of $500,000 of cash compensation and equity awards that may be paid, issued or granted to a non-employee director in any calendar year (increased to $1,000,000 in the calendar year in which the non-employee director joins the board of directors as a non-employee director). For purposes of these limitations, the value of an equity award is based on its grant date fair value (determined as of the grant date in accordance with FASB Topic 718).

Upon joining the board of directors in April 2023, Mr. Silvester became eligible to receive the cash compensation under the Director Compensation Program described above, and in connection with his appointment, the board of directors approved that Mr. Silvester will receive an initial equity award at the 2023 Annual Meeting on terms approved by the board of directors and in lieu of the Initial Grant described above.

MATTERS TO COME BEFORE THE 2023 ANNUAL MEETING
PROPOSAL ONE:
Election of Directors
Board of Directors Composition
Our board of directors currently consists of nine members, with staggered three-year terms, pursuant to our amended and restated certificate of incorporation and amended and restated bylaws. Directors in Class III stand for election at the 2023 Annual Meeting. The terms of office of directors in Class I and Class II expire at our annual meetings of stockholders to be held in 2024 and 2025, respectively.
James Rothman is not standing for re-election at the 2023 Annual Meeting and, therefore, will retire from the board of directors at the 2023 Annual Meeting. The board of directors thanks Mr. Rothman for his many contributions and his valuable insight.
At the recommendation of our nominating & corporate governance committee, our board of directors proposes that each of the Class III nominees named below be elected as a Class III director for a three-year term expiring at our 2026 annual meeting of stockholders, or until such director’s successor is duly elected and qualified, or until his earlier death, resignation, disqualification or removal.

Name	Age	Position
John Chiminski (1)	59	Director
Peter Silvester (2)	54	Director
________________
(1)Member of our audit committee, nominating & corporate governance committee and transaction committee.
(2)Member of our audit committee and compensation & leadership development committee.
Director Nominees
John Chiminski has served as a member of our board of directors since May 2021. Mr. Chiminski has served as the Executive Chair of Catalent Pharma Solutions since July 2022 and previously served as its Chief Executive Officer from March 2009 to July 2022. From 2007 to 2009, Mr. Chiminski was President and Chief Executive Officer of GE Medical Diagnostics (“GE”), a global business with sales of $1.9 billion. From 2005 to 2007, he served as Vice President and General Manager of GE Healthcare’s Global Magnetic Resonance Business, and from 2001 to 2005, as Vice President and General Manager of Global Healthcare Services. Earlier at GE, he held a series of cross-functional leadership positions in both manufacturing and engineering, including a GE Medical Systems assignment in France. Mr. Chiminski holds a B.S. from Michigan State University and an M.S. from Purdue University, both in electrical engineering, as well as a Master’s degree in Management from the Kellogg School of Management at Northwestern University. We believe Mr. Chiminski is qualified to serve on our board of directors due to his substantial expertise in advising and managing companies in various segments of the life science industry and his extensive experience as a business leader in the life science industry.

Peter Silvester has served as a member of our board of directors since April 2023. Mr. Silvester has most recently served as Senior Vice President and President of Life Sciences Solutions and Laboratory Products at Thermo Fisher Scientific Inc. (“Thermo Fisher”) from August 2017 to March 2022, and served as President of Biosciences at Thermo Fisher from January 2014 to August 2017. Previously, Mr. Silvester also held various positions at Life Technologies Corp. prior to its acquisition by Thermo Fisher, including Vice President of Global Enterprise Genomic Services and President of the Europe Middle East and Africa region. Mr. Silvester previously served on the board of directors of Coriell Life Sciences, Inc., a precision medicine company, and as an executive board member of Biocom California, an advocacy organization for the life sciences industry. Mr. Silvester received a B.S. in Applied Biology from the University of Hertfordshire. We believe Mr. Silvester is qualified to serve as a member of our board of directors because of his extensive executive and operational experience in the life sciences industry, including abroad and in emerging markets.

Continuing Directors

Name	Age	Class	Term Expiration	Position
Siddhartha Kadia, Ph.D. (1)	53	I	2024	Director and CEO
Gregory Lucier (2)	58	I	2024	Director
Elizabeth Nelson (3)	62	I	2024	Director
Jessica Hopfield, Ph.D. (4)	58	II	2025	Director
Igor Khandros, Ph.D.	68	II	2025	Director
Michael Moritz	68	II	2025	Director
________________
(1) Dr. Kadia served as a member of our audit committee and compensation & leadership development committee. In February 2022, Dr. Kadia agreed to be considered for a role as the Company’s CEO, at which point Dr. Kadia recused himself from all committee discussions and meetings. Dr. Kadia formally stepped down from both of the committees prior to his appointment as CEO, which occurred on March 9, 2022.
(2) Mr. Lucier is a member of our audit committee, compensation & leadership development committee and transaction committee.
(3) Ms. Nelson is a member of our audit committee, compensation & leadership development committee, nominating & corporate governance committee and transaction committee.
(4) Dr. Hopfield is a member of our compensation & leadership development committee, nominating & corporate governance committee and transaction committee.

Siddhartha Kadia, Ph.D. has served as a member of our board of directors since September 2021 and as the CEO of the Company since March 2022. Dr. Kadia was president and CEO of EAG Laboratories, a global scientific services company providing analytical testing and consulting solutions, which was acquired by Eurofins Scientific in December 2017. He continued to serve as the CEO of EAG laboratories until December 2018. Prior to EAG Laboratories, Dr. Kadia served in several senior roles including the president of Life Sciences Division at Life Technologies Corporation at the time of its acquisition by Thermo Fisher Scientific in February 2014. Prior to Life Technologies, Dr. Kadia was a management consultant at McKinsey & Company in the healthcare practice, assisting global medical device companies, and major healthcare providers. Dr. Kadia earned a B.E. in electronics and telecommunications from Gujarat University in India, an M.S. in biomedical engineering from Rutgers University, and a Ph.D. in biomedical engineering from Johns Hopkins University. He is currently a board member of the following publicly listed companies: ALS Limited (ASX:ALQ), Applied Technical Services (ATS) and NuVasive (NSDQ:NUVA). Dr. Kadia’s experience also includes prior public company board service as a director of Volcano Corporation (NSDQ: VOLC), Newport Corporation (NSDQ: NEWP), Horizon Discovery Group plc. (LSE: HZD), IsoPlexis Corporation (NSDQ: ISO) and Bioskryb Genomics, Inc. We believe Dr. Kadia is qualified to serve on our board of directors due to his significant strategic, financial, operational, and governance experience at other public and private life science and biotech companies.

Gregory Lucier has served as a member of our board of directors since June 2020. Mr. Lucier has served as the CEO of Corza Health, Inc., a privately-held company focused on acquiring companies and assets as part of a strategy to build a market-leading healthcare business, since April 2019. Prior to that, he served as Chief Executive Officer of NuVasive, Inc., a publicly-traded medical device company, from June 2015 to November 2018. Before joining NuVasive, Mr. Lucier was Chairman and CEO of Life Technologies Corporation (formerly Invitrogen Corporation), a publicly-traded global biotechnology company, from May 2003 until it was acquired by Thermo Fisher Scientific Inc. in February 2014. Prior to that, Mr. Lucier was a corporate officer at General Electric Company, where he served in a variety of leadership roles. Mr. Lucier served as Chairman of the boards of directors of NuVasive, Inc., a publicly traded medical device company, from November 2018 to May 2021, and has served as a director of Catalent, Inc., a publicly-traded pharmaceutical company, since April 2015, and previously served on the boards of directors of Life Technologies Corporation from May 2003 to February 2014, of CareFusion Corporation, a publicly-traded medical device company, from August 2009 until its sale to Becton Dickinson in March 2015, and of Invuity, Inc. from October 2014 until its sale to Stryker in October 2018. Mr. Lucier received his B.S. in Industrial Engineering from Pennsylvania State University and his M.B.A. from Harvard Business School. We believe Mr. Lucier is qualified to serve on our board of directors due to his experience as an executive and director at medical device and life sciences companies.

Elizabeth Nelson has served as a member of our board of directors since September 2019. Since 2006, Ms. Nelson has served as principal of EquusVentures, an investment fund that she founded. Ms. Nelson currently serves on the board of directors of Upwork Inc., a publicly-traded technology company, since April 2015, and several private companies. Previously, Ms. Nelson served on the board of directors of Nokia, a publicly traded telecommunications company, from May 2021 to April 2021, Zendesk, Inc., a publicly-traded software company, from July 2012 to May 2019, and Pandora Media, Inc., a music and software company, from July 2013 to June 2017. From 1996 until 2005, Ms. Nelson served as the Executive Vice President and CFO of Macromedia, Inc., software development company, where she also served as a director from January 2005 to December 2005. Ms. Nelson received her B.S. in Foreign Service from Georgetown University and her M.B.A. in Finance from the Wharton School at the University of Pennsylvania. In addition, Ms. Nelson completed the NACD certification in CyberSecurity Oversight offered by Carnegie Mellon University’s Software Engineering Institute in 2023. We believe that Ms. Nelson is qualified to serve on our board of directors due to her financial, accounting and operational experience from prior experience as an executive and director for various private and public technology companies.

Jessica Hopfield, Ph.D. has served as a member of our board of directors since December 2021. Dr. Hopfield currently serves as the president of J Hopfield Consulting, where since 2010 she has been advising technology firms that are working to commercialize their intellectual property and drive growth. From 1995 to 2009, Dr. Hopfield was a Partner of McKinsey & Company in its global pharmaceuticals and medical devices practice, where she served clients across pharmaceutical, biotechnology, medical device, and consumer industries. She also previously held management positions at Merck Sharp & Dohme Corp. in clinical development, outcomes research, and marketing. Dr. Hopfield earned a B.S. in Biology at Yale College, an MBA from the Harvard Graduate School of Business Administration and a Ph.D. in Neuroscience/Biochemistry in laboratory from the Rockefeller University. She is currently a Board member of Insulet Corporation (NASDAQ: PODD), Editas Medicine, Inc. (NASDAQ: EDIT), and Maravai LifeSciences (NASDAQ: MRVI). Dr. Hopfield’s experience includes prior public company board service as a director of Radius Health, Inc. (NASDAQ: RDUS). She also has served as Chair of the Board of Trustees of the Joslin Diabetes Center. We believe Dr. Hopfield is qualified to serve on our board of directors due to her more than two decades of executive healthcare experience along with extensive public company independent director board expertise across a range of governance roles and committees.

Igor Khandros, Ph.D. has served as a member of our board of directors since 2011. Dr. Khandros has served as CEO of Nutcracker Therapeutics, Inc., a privately-held biotechnology company, since October 2017. Dr. Khandros is one of our Co-Founders and, from 2011 to March 2017, served as our CEO. Previously, Dr. Khandros founded and served on the boards of directors of two publicly-traded companies, FormFactor, Inc., a publicly-traded semiconductor technology company, and Tessera Technologies, Inc., a technology licensing company. Dr. Khandros received an M.S.-equivalent degree in Metallurgical Engineering from Kiev Polytechnic Institute in Kiev, Ukraine, and a Ph.D. in Metallurgy from Stevens Institute of Technology. We believe Dr. Khandros is qualified to serve on our board of directors due to his educational background, his experience as a founder and former executive of our Company and his extensive experience as a founder, executive and board member at other public and private technology companies.

Michael Moritz has served as a member of our board of directors since April 2015. Mr. Moritz has been a Managing Partner of Sequoia Capital, a venture capital fund, since 1986. Mr. Moritz currently serves on the board of directors of numerous private companies, including Stripe, Inc., a financial technology company, Instacart, a grocery delivery technology company, and Klarna, a financial technology company. Previously, Mr. Moritz served on the board of directors of LinkedIn Corporation, a publicly-traded professional networking company, from 2011 to June 2016 and Green Dot Corporation, a publicly-traded financial technology company, from 2003 to May 2016. Mr. Moritz received his M.A. in History from Christ Church, Oxford. We believe Mr. Moritz is qualified to serve on our board of directors due to his background in and over 25 years’ experience with the venture capital industry, providing guidance and counsel to a range of Internet and technology companies, and service on the boards of directors of various private and public companies.

Vote Required

The election of Class III directors requires a plurality of the votes cast to be approved. “Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of the nominees.
RECOMMENDATION OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE UNDER PROPOSAL ONE

PROPOSAL TWO:
Ratification of Independent Registered Public Accounting Firm
Our audit committee has appointed KPMG LLP, as our independent registered public accounting firm to audit our financial statements for our fiscal year ending December 31, 2023. KPMG LLP has served as our independent registered public accounting firm since 2015.
Stockholder ratification of the appointment of KPMG LLP is not required by our bylaws or other applicable legal requirements. However, our board of directors is submitting the appointment of KPMG LLP to our stockholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by the affirmative vote of the holders of a majority in voting power of the votes cast (meaning the number of shares voted “for” a proposal must exceed the number of shares voted “against” such proposal), such appointment will be reconsidered by our audit committee and the audit committee may reconsider whether it should appoint another independent registered public accounting firm. Even if the appointment is ratified, our audit committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our fiscal year ending December 31, 2023 if our audit committee believes that such a change would be in the best interests of the Company and its stockholders.
We expect that representatives of KPMG LLP will attend the 2023 Annual Meeting and will have the opportunity to make a statement if they so desire and to respond to appropriate questions.
Fees Paid to the Independent Registered Public Accounting Firm
The following table presents fees for professional audit services and other services rendered to us by KPMG LLP for our fiscal years ended December 31, 2021 and 2022:

	2021	2022
Audit Fees (1)	$1,847,500	$1,155,000
Audit-Related Fees (2)	—	—
Tax Fees (3)	82,635	107,631
All Other Fees (4)	1,780	—
Total	$1,931,915	$1,262,631
________________
(1)Audit Fees relate to professional services rendered in connection with the audit of our annual consolidated financial statements included in our Annual Reports on Form 10-K, the review of the interim consolidated financial statements included in our Quarterly Reports on Form 10-Q, and other services provided in connection with regulatory filings, including registration statements filed with the SEC.
(2)Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees. There were no Audit-Related Fees incurred in 2021 or 2022.
(3)Tax Fees include fees in connection with tax consulting and compliance services.
(4)All Other Fees relate to other products and professional services provided by KPMG LLP and include an annual subscription to an online technical accounting research tool.

Auditor Independence
In 2022, there were no other professional services provided by KPMG LLP that would have required our audit committee to consider their compatibility with maintaining the independence of KPMG LLP.
Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our audit committee is required to pre-approve all audit and permissible non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence. All fees paid to KPMG LLP for our fiscal years ended December 31, 2022 and 2021 were pre-approved by our audit committee.

Vote Required
The ratification of the appointment of KPMG LLP requires the affirmative vote of the holders of a majority in voting power of the votes cast (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” such proposal). Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the vote for this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS A VOTE FOR THE RATIFICATION OF KPMG LLP
AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTING FIRM UNDER PROPOSAL TWO

AUDIT COMMITTEE REPORT

Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the audit committee of our board of directors submits the report below. The material in this report is not “soliciting material,” is not be deemed “filed” with the SEC, and is not to be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that the Company specifically incorporates it by reference in such filing.
Audit Committee Report to Stockholders
The audit committee of the board of directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The audit committee is composed of four directors, each of whom is independent as defined under the rules of the Nasdaq Global Select Market. Our board of directors has determined that each member of the audit committee is independent and qualifies as an “audit committee financial expert” under the SEC rules. The audit committee operates under a written charter approved by the board of directors and held nine meetings in fiscal year 2022. A copy of the charter is available on the Company’s website at https://investors.phenomex.com/ in the “Governance” section of the Investors Relations webpage.
Management is responsible for the Company’s internal controls over financial reporting, disclosure controls and procedures and the financial reporting process. KPMG LLP is responsible for performing an independent audit of the Company’s financial statements in accordance with Public Company Accounting Oversight Board (“PCAOB”) standards and to issue reports thereon. The audit committee’s responsibility is to monitor and oversee these processes. The audit committee has established a mechanism to receive, retain and process complaints on auditing, accounting and internal control issues, including the confidential, anonymous submission by employees, vendors, customers and others of concerns on questionable accounting and auditing matters.
In connection with these responsibilities, the audit committee met with management and KPMG LLP to review and discuss the December 31, 2022 audited financial statements. The audit committee also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the audit committee received the written disclosures from KPMG LLP required by applicable requirements of the PCAOB regarding KPMG LLP’s communications with the audit committee concerning independence, and the audit committee has discussed with KPMG LLP its independence from the Company and its management.
Based on the audit committee’s discussions with management and KPMG LLP, and the audit committee’s review of the representations of management and KPMG LLP, the audit committee recommended that the board of directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year 2022 filed with the SEC.
The audit committee also has appointed, subject to stockholder ratification, KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year 2023.
Respectfully submitted,
THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS OF PhenomeX INC.
Elizabeth Nelson, Chairperson
Greg Lucier
John Chiminski
Peter Silvester

PROPOSAL THREE:
Advisory Vote on the Compensation of Named Executive Officers

As part of the commitment of our board of directors to excellence in governance, and as required by Section 14A of the Exchange Act, our board of directors is providing the stockholders with an opportunity to approve, on a non-binding, advisory basis, the compensation of our named executive officers

As more fully described in the section of this Proxy Statement titled “Executive Compensation,” including related compensation tables, our executive compensation program is designed to attract, retain and motivate talented individuals with the executive experience and leadership skills necessary for us to increase stockholder value.

The following proposal, commonly known as a “say on pay” proposal, gives our stockholders the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers. This vote is not intended to address any specific item of compensation or the compensation of any particular officer, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as discussed in this Proxy Statement. Accordingly, we are asking our stockholders to vote for the following resolution:

“RESOLVED, that the company’s stockholders approve, on a non-binding, advisory basis the compensation of the company’s named executive officers, as disclosed in this Proxy Statement, including the Executive Compensation section, compensation tables and narrative discussion.”

Before you vote, we recommend that you read the Executive Compensation section of this Proxy Statement for additional details on our executive compensation programs and philosophy.

This vote is advisory, and therefore not binding on the Company, our board of directors or the compensation & leadership development committee. However, our board of directors and compensation & leadership development committee value the opinions of our stockholders and intend to take into account the outcome of the vote when considering future compensation decisions for our named executive officers.

Vote Required
Approval of the compensation of our named executive officers on a non-binding, advisory basis requires the affirmative vote of the holders of a majority in voting power of the votes cast. Broker non-votes and abstentions will have no effect on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR APPROVAL ON A NON-BINDING, ADVISORY BASIS, OF THE
COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS UNDER PROPOSAL THREE

EXECUTIVE OFFICERS
The following table sets forth certain information about our executive officers and their respective ages as of March 30, 2023. Officers are elected by the board of directors to hold office until their successors are elected and qualified.

Name	Age	Position
Siddhartha Kadia, Ph.D. (1)	53	CEO and Director
Mehul Joshi (2)	62	CFO
Scott Chaplin (3)	56	Chief Legal Officer
Eric D. Hobbs, Ph.D. (4)	46	Executive Vice President of Integrations and Business Transformation
________________
(1) Dr. Kadia was appointed CEO on March 9, 2022.
(2) Mr. Joshi was appointed CFO effective July 25, 2022.
(3) Mr. Chaplin was appointed Chief Legal Officer on September 19, 2022.
(4) Dr. Hobbs was appointed Executive Vice President of Integrations and Business Transformation on April 1, 2023.

Siddhartha Kadia, Ph.D. has served as a member of our board of directors since September 2021 and as the CEO of the Company since March 2022. Dr. Kadia was president and CEO of EAG Laboratories, a global scientific services company providing analytical testing and consulting solutions, which was acquired by Eurofins Scientific in December 2017. He continued to serve as the CEO of EAG laboratories until December 2018. Prior to EAG Laboratories, Dr. Kadia served in several senior roles including the president of Life Sciences Division at Life Technologies Corporation at the time of its acquisition by Thermo Fisher Scientific in February 2014. Prior to Life Technologies, Dr. Kadia was a management consultant at McKinsey & Company in the healthcare practice, assisting global medical device companies, and major healthcare providers. Dr. Kadia earned a B.E. in electronics and telecommunications from Gujarat University in India, an M.S. in biomedical engineering from Rutgers University, and a Ph.D. in biomedical engineering from Johns Hopkins University. He is currently a board member of the following publicly listed companies: ALS Limited (ASX:ALQ), Applied Technical Services (ATS) and NuVasive (NSDQ:NUVA). Dr. Kadia’s experience also includes prior public company board service as a director of Volcano Corporation (NSDQ: VOLC), Newport Corporation (NSDQ: NEWP), Horizon Discovery Group plc. (LSE: HZD), IsoPlexis Corporation (NSDQ: ISO) and Bioskryb Genomics, Inc.

Mehul Joshi has served as our Chief Financial Officer since July 25, 2022. Mr. Joshi is an experienced finance executive with a strong background in the life sciences and technology industries, including at companies with a combination of equipment, software, and services business units. Previously, he served in a number of senior finance and accounting roles since May 1, 2011 at ResMed Incorporated, a digital health and cloud-connected medical device company, including most recently as senior vice president, Finance & Head of Global FP&A & Accounting Services. At ResMed, Mr. Joshi directed global finance teams that played an integral role in driving transformational growth supporting multi-channel business models including pricing and profitability, specifically for their lease-to-own CPAP market, M&A, Operations, IR & Treasury, and was interim CFO of the Software as a Services (SaaS) business line. Prior to ResMed, Mr. Joshi served in leadership positions of increasing responsibility at Gilead Sciences where he supported the exponential growth of the company, evaluated, and integrated strategic acquisitions, and implemented tools, processes, and analytics across the company. Mr. Joshi earned his B.A. in Accounting from Rutgers University, and his MBA in Finance and Management from Rutgers University.

Scott Chaplin has served as our Chief Legal Officer since September 19, 2022. Previously, Mr. Chaplin served as Chief Legal and People Officer at Shield AI, a technology company focused on AI software, robotics, and autonomy solutions for the national security sector. Under his leadership, the company scaled organically and through strategic acquisitions from a startup company to more than $2B in valuation. Prior to Shield AI, Mr. Chaplin was chief legal and human resources officer at Vista Outdoor, Inc., where he led numerous acquisitions leading to a diverse portfolio of 30 different company brands. In addition, Mr. Chaplin served as the Chief Legal Officer for Alliant Techsystems and Stanley, Inc. He also worked as an adjunct professor of law at American University, Washington College of Law and as an attorney for Morgan, Lewis & Bockius LLP and Reed Smith LLP, both in Washington, D.C. Mr. Chaplin earned a B.A. degree from the University of Massachusetts Amherst and a Juris Doctor degree from American University, Washington College of Law.

Eric D. Hobbs, Ph.D. has served as our Executive Vice President of Integrations and Business Transformation since April 1, 2023. Previously, Dr. Hobbs served as our President of Global Operations from March 2022 to March 2023, Chief Executive Officer from March 2017 to March 2022, Senior Vice President, Operations and Consumables, from March 2016 to March 2017, as our Vice President, Operations and Consumables, from February 2015 to March 2016, and as Senior Director, Research and Development, from May 2013 until February 2015. Prior to PhenomeX, Dr. Hobbs held roles of increasing responsibility at FormFactor, Inc., a publicly-traded semiconductor technology company, serving most recently as Senior Director of Product Management. Dr. Hobbs received his B.A. in Liberal Arts, with minors in Mathematics and Physics from Saint Mary’s College of California, his B.S. in Mechanical Engineering from the University of Southern California, and his M.S. and Ph.D. in Mechanical Engineering, Microelectromechanical Systems, from the University of California, Berkeley.

EXECUTIVE COMPENSATION

As a smaller reporting company, we are not required to make certain disclosures related to executive compensation, such as providing a Compensation Discussion and Analysis, however we have elected to provide our stockholders with a description of our executive compensation programs, and the decisions made by our compensation & leadership development committee (which we refer to as the “Compensation Committee” in this “Executive Compensation” section) under those programs for our named executive officers (“NEOs”) in 2022, including executive compensation tables and other information.

Executive Summary

Our Executives
Our NEOs for 2022 were:
•Siddhartha Kadia, Ph.D., our Chief Executive Officer;
•Eric D. Hobbs, Ph.D., our former Chief Executive Officer and current Executive Vice President of Integrations and Business Transformation;
•Mehul Joshi, our Chief Financial Officer (“CFO”); and
•Scott Chaplin, our Chief Legal Officer and Corporate Secretary.

Management Transition
2022 was a year of significant transition for us, including within our management team. During the first quarter of 2022, Dr. Kadia was appointed our new Chief Executive Officer effective March 9, 2022, and Dr. Hobbs transitioned out of the role of Chief Executive Officer and into the role of President of Global Operations. References to “CEO” in this “Executive Compensation” section shall means Dr. Hobbs before March 9, 2022 and Dr. Kadia on and after March 9, 2022. See “Employment Arrangements” section for additional detail on the terms of the transition.
Mr. Joshi was appointed as our new Chief Financial Officer effective July 25, 2022 and Mr. Chaplin was appointed Chief Legal Officer and Corporate Secretary effective September 19, 2022.

Compensation Philosophy

Our compensation programs are designed to:
•Provide a fair, flexible, and market-driven total compensation package,
•Attract, motivate, incentivize, and retain the key management team members who contribute to the Company’s short- and long-term success,
•Emphasize performance-based pay elements that reward the achievement of business objectives and key results, and
•Align the interests of the management team with those of the stockholders by focusing on long-term equity incentives that correlate the growth of sustainable long-term value.

The Compensation Committee, which is comprised entirely of independent directors, is responsible for assisting our Board of Directors in fulfilling its oversight responsibilities relating to the overall compensation structure, the administration of the Company’s equity, pay policies and programs, and our processes and procedures for the consideration and determination of executive compensation. See the sections titled “Board of Directors Committees” and “Compensation and Leadership Development Committee” beginning on page 8 for more information about the Compensation Committee and how to access its charter.

Our CEO, CFO, and Chief Human Resources Officer provide our Compensation Committee with information on company and individual performance, competitive practices and perspectives, and preliminary recommendations regarding compensation matters with respect to all executive officers, other than the CEO. No executive officer participates in deliberations regarding their own pay. The Compensation Committee reviews management’s preliminary recommendations and makes final compensation decisions.
The Compensation Committee has the authority to engage its own advisors in carrying out its responsibilities and in connection with the establishment of our executive compensation programs and related policies. In 2022, the Compensation Committee engaged FW Cook as its independent compensation consultant to assist with its duties, including providing objective analysis, input on the compensation peer group selection, insight into competitive compensation practices, and advice and recommendations on executive officer compensation in connection with the Compensation Committee’s decision-making process for 2022. FW Cook did not provide services to us other than the services to the Compensation Committee, as described herein.

Elements of our Executive Compensation Program
The 2022 executive compensation program was designed with our guiding principles in mind, including to attract key talent to lead our company to its new phase of growth and align incentives for our NEOs with the long-term interests of our stockholders. Our 2022 compensation program was comprised of the following three primary elements: 1) base salary, 2) annual bonus and 3) equity awards. Each element is individually and collectively established as part of our program in order to achieve our compensation objectives.

Base Salary
A base salary provides our NEOs with a fixed component of annual compensation for performing specific duties and functions. Base salaries for the NEOs are initially established through arm’s-length negotiation at the time of their hiring, taking into account competitive market compensation paid by other companies for similar positions within the industry, their position, qualifications, experience, prior salary level, and internal parity. Base salaries are reviewed annually, typically in connection with our annual performance review process and may be adjusted from time to time by the Compensation Committee after taking into account independent objective market analyses, individual responsibilities, performance, and experience.
2022 annual base salaries for Dr. Kadia, Mr. Joshi and Mr. Chaplin were set at the time of hire. No adjustments were made to Dr. Hobbs’ 2022 base salary per his Transition Agreement (which agreement is described in further detail below).
The following table sets forth the annual base salary amounts of our NEOs for the year ended December 31, 2022. The actual amount of base salary paid to our NEOs (other than Dr. Hobbs) was prorated based on length of employment with us in 2022.

Named Executive Officer	Base Salary
Siddhartha Kadia, Ph.D.	567,449
Eric D. Hobbs, Ph.D.	560,000
Mehul Joshi	196,901
Scott Chaplin	115,216

Annual Bonus
An annual bonus provides our NEOs with an opportunity to earn additional compensation based on achievement of pre-determined short-term corporate goals approved by the Compensation Committee in order to incentivize our executives to drive growth in key areas of our business.
Target annual bonuses for the NEOs are initially established through arm’s-length negotiation at the time of their hiring, taking into the same factors as described above for base salaries. Their target annual bonuses are reviewed annually, typically in connection with our annual performance review process and may be adjusted from time to time by the Compensation Committee after taking into account independent objective market analyses, individual responsibilities, performance, and experience.
2022 target annual bonuses for Dr. Kadia and Messrs. Joshi and Chaplin were set at the time of hire. No adjustments were made to Dr. Hobbs’ 2022 target annual bonus per his Transition Agreement.
Target annual bonuses are expressed as a percentage of the NEO’s base salary received in the year. The following table sets forth the target annual bonus for our NEOs for the year ended December 31, 2022.

Named Executive Officer	Base Salary ($)	Target Annual Bonus as % of Base Salary	Target Annual Bonus ($)(1)
Siddhartha Kadia, Ph.D.	700,000	100%	700,000
Eric D. Hobbs, Ph.D.	560,000	75%	420,000
Mehul Joshi	450,000	50%	225,000
Scott Chaplin	400,000	50%	200,000
(1) This amount represents the annualized target bonus for 2022. Each NEO’s, except Dr. Kadia’s actual target annual bonus for 2022, was pro-rated based on the length of employment with us in 2022. Dr. Kadia’s 2022 bonus was guaranteed in an amount equal to no less than his pro-rated 2022 target annual bonus, and as such, this was the amount paid to him for 2022

Each of our NEOs participated in our 2022 annual bonus plan, which provided an opportunity for our NEOs and other employees to earn bonuses based upon our achievement of the following key goals for 2022: GAAP revenue, execution on R&D milestones, year-end cash, and operational goals.

Goal	Weighting	Threshold	Below Target	Target	Maximum
		0%	50%	100%	125%

GAAP Revenue	30%	<$80M	$85M	$100M	>$125M

Year-end Cash	30%	<$115M	$115M	$125M	>$135M

Goal	Weighting	Threshold	Minimum	Below Target	Target
		0%	50%	75%	100%

R&D	30%	<3 goals	3 of 5 goals	4 of 5 goals	5 of 5 goals
This metric included five goals relating to the delivery of key R&D initiatives.

Goal	Weighting	Threshold	Below Target	Target
		0%	50%	100%

Operational	10%	<2 goals	2 of 3 goals	3 of 3 goals
This metric included three goals designed to advance our capabilities to establish a data driven culture of decision making.

In the first quarter of fiscal year 2023, the Compensation Committee reviewed our achievements for the goals above and determined that we achieved below threshold level for the revenue goal, 93% of the year-end cash goal, 50% of the R&D goal, and 100% of the operational goal. Based on the relative weightings assigned under the 2022 bonus plan, the overall achievement was 53% and bonuses were paid to each of Dr. Hobbs and Messrs. Joshi and Chaplin in an amount equal to 53% of his 2022 target bonus amount, pro-rated based on length of employment with us in 2022. Under his employment offer letter, Dr. Kadia’s 2022 bonus was guaranteed in an amount equal to no less than his pro-rated 2022 target annual bonus, and as such, this was the amount paid to him for 2022. The amount of the bonus paid to each NEO under the 2022 bonus plan is set forth in the “Summary Compensation Table” below.
To conserve cash and to further align the interest of the NEOs with our stockholders, the Compensation Committee determined to settle each NEO’s 2022 bonus in the form of fully vested RSUs, with the actual number of RSUs based on the bonus amount divided by $1.84/share (which was the closing price of a share of our common stock on March 3, 2023, the grant date). See footnote 3 in the “Summary Compensation Table” for more information.

Equity Incentives
We view equity-based compensation as a critical component of our balanced total compensation program. Equity-based compensation creates an ownership culture among our employees that provides an incentive to contribute to the continued growth and development of our business and aligns interest of executives with those of our stockholders. In addition, we believe that equity grants promote executive retention because they incentivize our executive officers to remain in our employment during the vesting period.
Historically, we have used stock options and RSU awards as an incentive for long-term compensation to our Named Executive Officers because stock options allow our executive officers to realize value from this form of equity compensation only if our stock price increases, and RSU awards align the interests of our executive officers with the interests of our stockholders generally. Our executives generally are awarded an initial grant in the form of a stock options and/or RSUs, or in the case of Dr. Kadia, performance stock options, in connection with their commencement of employment with us. The Compensation Committee may award additional grants on a periodic basis in order to specifically incentivize executives to achieve certain goals or reward them for exceptional performance.
In 2022, the size and form of equity awards granted to Dr. Kadia and Messrs. Joshi and Chaplin was determined through negotiations at the time of hiring after considering the same factors as described above that were used for setting their base salary. Dr. Kadia’s performance stock options and the terms of that grant were determined with input from FW Cook to provide him with incentives to grow the value of our business over the long-term through stock price performance, further aligning his interest with those of our stockholders.
Dr. Hobbs’s 2022 RSU transition award was determined using an objective and independent market analysis to ensure a smooth transition and motivate Dr. Hobbs in his new role.
The following table is a summary of equity awards granted to our NEOs during 2022:

	Options		RSUs		Performance Options
Name	($) (1)	(# of shares)(2)	($) (1)	(# of shares)(2)	($) (1)	(# of shares)(2)
Siddhartha Kadia, Ph.D.	1,157,517	339,059	5,787,737	1,017,177	1,714,281.00	678,118
Eric D. Hobbs, Ph.D.	—	—	986,265	173,333	—	—
Mehul Joshi	1,250,445	451,208	1,249,999	287,356	—	—
Scott Chaplin	750,081	347,910	749,998	227,963	—	—
(1) The dollar values of the options, RSUs and performance options were calculated in accordance with FASB ASC 718. Please see footnote 1 to the “Summary Compensation Table” for additional information.
(2) The equity awards generally vest over four years, subject to the NEO’s continued service with us, consistent with our equity grant practices, except for Dr. Kadia’s whose equity awards vest over a special schedule that was negotiated in connection with him joining the Company and Dr. Hobbs whose 2022 RSU transition award vesting schedule was negotiated in connection with his transition. Please see the “Outstanding Equity Awards as of December 31, 2022” for additional information as well as the description below with respect to Dr. Kadia’s performance option.

For Dr. Kadia’s performance option, the vesting and exercisability are subject to both a performance-based requirement based upon increases in stock price of the Company and a continued service-based requirement.
•The service-based requirement for the performance option is satisfied with respect to 20% of the total number shares subject to the performance option shares on each anniversary of his employment start date, subject to Dr. Kadia’s continued service through the applicable date. This service-based requirement will be fully satisfied in the event Dr. Kadia experiences a “covered termination” (as defined in his Change of Control and Severance Agreement. See “Change of Control and Severance Benefits” section below).
•The performance-based requirement will be satisfied as to 20% of the total number of shares subject to the performance option if the Stock Value is at least equal to the applicable stock price goal set forth in the table below during the seven-year performance period that commenced on the grant date. “Stock Value” generally means upon any date during the performance period, the average of the closing trading price per share of the Company’s common stock over the immediately trailing 90-day period. If a “Change in Control” (as defined in the 2020 Plan) occurs before the end of the performance period, Stock Value will mean the per common share dollar amount of cash and the value of any securities or other property paid to the holders of shares of Company common stock (or the Company, as applicable) as consideration in that Change in Control.

Stock Price Goal	Number of Shares that incrementally vest upon Achievement of a Stock Price Goal
$11.86	20% of the total performance option shares
$23.72	20% of the total performance option shares
$47.44	20% of the total performance option shares
$88.95	20% of the total performance option shares
$118.60	20% of the total performance option shares
Perquisites and Employee Benefits

In 2022, we provided the following perquisites to Dr. Kadia that were negotiated in connecting with his hiring: (1) $10,000 per month for temporary lodging and travel expenses associated with travel to our headquarters during the first 12 months of employment and (2) legal fees incurred in connection with the negotiations of his new hire employment arrangements, up to a maximum of $25,000.

All of our full-time employees, including our NEOs, are eligible to participate in our health and welfare plans and 401(k) plan, which provides for employee elective deferrals and employer matching contributions.

We believe the benefits described above are necessary and appropriate to provide a competitive compensation package to our NEOs and, in the case of Dr. Kadia, to recruit him to join as our CEO.

Specific Employment and Change of Control and Severance Arrangements
This section contains a description of the material terms of the employment arrangements with our NEOs. Our NEOs signed employment agreements or letters with us, which provide for at-will employment and set forth other terms of employment, including the initial base salary, target incentive opportunity and the terms of the initial equity grants. In addition, each of our NEOs executed a form of our standard confidential information, invention assignment and arbitration agreement.

Employment Arrangements

Siddhartha Kadia, Ph.D.
In March 2022, we entered into an employment agreement with Dr. Kadia, under which he was entitled to an annual base salary of $700,000, an annual target bonus equal to 100% of his then-current base salary (which bonus was guaranteed and paid on a pro-rata basis at target level for fiscal year 2022), and eligibility to participate in our benefit plans. In addition, Dr. Kadia’s employment agreement provided for certain new hire equity awards as described in greater detail under the “Equity Incentives” section above and perquisites as described in greater detail under the “Perquisites and other Employee Benefits” section above.

Eric D. Hobbs, Ph.D.
In May 2013, we entered into an offer letter with Dr. Hobbs, under which he was entitled to an annual base salary of $200,000, eligibility to participate in our benefit plans and an option to purchase 75,000 shares of our common stock.
In addition to his employment agreement, we entered into a transition agreement with Dr. Hobbs in March 2022 (the “Transition Agreement”). Under this Transition Agreement, Dr. Hobbs agreed to serve as President of Global Operations, or if, so elected by Dr. Hobbs, as a consultant to the Company through December 31, 2023. As an employee of the Company, pursuant to the Transition Agreement,
Dr. Hobbs was entitled to compensation at the rate in effect on the date of the agreement, which was an annual base salary of $560,000, an annual target bonus equal to 75% of his annual base salary, and eligibility to participate in our benefit plans. In addition, the agreement provided for a certain transition award as described in greater detail under the “Equity Incentives” section above. Effective for fiscal year 2023, Dr. Hobbs’ annual base salary has been adjusted to $450,000 with an annual target bonus equal to 50% of base salary.
Under the Transition Agreement, if Dr. Hobbs transitions to a consultant, he will be entitled to receive a monthly retainer of $12,000. If the Company terminates Dr. Hobbs’ service arrangement prior to December 31, 2023, Dr. Hobbs will immediately vest in all unvested equity awards that would have vested as of December 31, 2023.

Mehul Joshi
In July 2022, we entered into an offer letter with Mr. Joshi, under which he was entitled to an annual base salary of $450,000, an annual target bonus of 50% of his then-current base salary and eligibility to participate in our benefit plans. In addition, Mr. Joshi’s offer letter provided for certain new hire equity awards as described in greater detail under the “Equity Incentives” section above.

Scott Chaplin
In September 2022, we entered into an offer letter with Mr. Chaplin, under which he was entitled to an annual base salary of $400,000, an annual bonus of 50% of his then-current base salary and eligibility to participate in our benefit plans. In addition, Mr. Chaplin’s offer letter provided for certain new hire equity awards as described in greater detail under the “Equity Incentives” section above.

Change of Control and Severance Benefits

In July 2020, in connection with our initial public offering, we approved the entry into new severance agreements with all of our NEOs that were employed as of that date that supersede and replace the severance benefits they would otherwise be entitled to receive. Since July 2020, we have entered into severance agreements with each of our NEOs hired after that date.
Under these severance agreements with each of our NEOs, if such NEO’s employment with us is terminated without “cause” or such NEO resigns for “good reason” (as each is defined in the severance agreement), the applicable NEO will be entitled to receive: (i) nine months of continued base salary (or 12 months for the CEO), (ii) in the case of our CEO, an amount equal to his annual bonus for the year of termination assuming 100% of target performance, and (iii) payment or reimbursement of the cost of continued healthcare coverage for nine months (or 12 months for the CEO). In lieu of the foregoing benefits, if each NEO’s employment with us is terminated without “cause” or such NEO resigns for “good reason” during the 45-day period (or 90 day period in the case of our CEO) prior to, or the 12-month period following a Change in Control (as defined in the 2020 Plan), such NEO will be entitled to receive: (i) 12 months of continued base salary (or 18 months for the CEO), (ii) payment or reimbursement of the cost of continued healthcare coverage for 12 months (or 18 months for the CEO), (iii) an amount equal to 12 months of such NEO’s annual bonus for the year of termination assuming 100% of target performance (or 18 months for the CEO) and (iv) full accelerated vesting of any unvested equity awards (except for any performance awards). The foregoing severance benefits are subject to delivery of an executed release of claims against us and continued compliance with his confidentiality agreement with us.
With respect to Dr. Kadia’s performance option grant, if a change in control of the Company occurs, the percentage of shares that will vest in the table above in the “Equity Incentives” section will be determined using linear interpolation. In addition, even if the stock price goals are not achieved as a result of a Change in Control, at a minimum the vesting of that number of shares subject to the performance option will be accelerated such that the Stock Value Dr. Kadia is eligible to receive with respect to the shares subject to all of the equity awards he received in connection with his hiring in the Change in Control is equal to at least $8,000,000. In the event such Stock Value (after giving effect to full acceleration of the shares subject to the performance option) is less than $8,000,000 in the aggregate, then upon the change in control, the Company will pay to Dr. Kadia a one-time cash bonus equal to the difference between (i) $8,000,000 and (ii) the Stock Value in the change in control with respect to the shares subject to the equity awards granted in connection with his hiring. Notwithstanding the foregoing, in the event Dr. Kadia experiences a covered termination during a “change in control period” (as defined in the severance agreement), then Dr. Kadia shall remain eligible to receive such cash bonus, payable at the closing of the change in control.
Dr. Hobbs is also entitled to certain additional termination benefits under his transition agreement if his service with the Company terminates before December 31, 2023. See “Employment Arrangements” section above.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Stock Awards ($)(2)	Non-equity Incentive Plan Compensation ($) (3)	All Other Compensation ($)(7)	Total ($)
Siddhartha Kadia, Ph.D.(4)	2022	567,449	2,871,798	5,787,737	583,333	154,485	9,964,802
Chief Executive Officer

Eric Hobbs, Ph.D.	2022	560,020	—	986,265	222,600	13,010	1,781,895
Former CEO and current Executive Vice President of Integrations and Business Transformation	2021	557,538	2,281,314	768,196	94,600	15,587	3,717,235

Mehul Joshi (5)	2022	196,901	1,250,445	1,249,999	59,623	9,657	2,766,625
Chief Financial Officer

Scott Chaplin (6)	2022	116,116	750,081	749,998	35,332	774	1,652,301
Chief Legal Officer
________________

(1)For the options awards column, amounts shown represents the grant date fair value of stock options granted during fiscal years 2021 and 2022 as calculated in accordance with ASC Topic 718. The amount included for Dr. Kadia in 2022 includes an option to purchase 678,118 shares for which vesting is earned based on achievement of certain stock price goals during a 7-year performance period following the grant date. For this grant, the amount was calculated using a model based on multiple stock price paths developed through the use of a Monte Carlo simulation that incorporates into the valuation the possibility that the stock price goals may not be satisfied. These amounts do not correspond to the actual value that may be recognized by the NEO upon exercise of the applicable awards or sale of the underlying shares of stock. For a discussion of valuation assumptions used to determine the grant date fair value of the stock options granted to our NEOs, see Note 13 to our Consolidated Financial Statements set forth in our Annual Report.
(2)The grant date fair value for time-based RSUs is measured in accordance with FASB ASC 718 and based on the closing price of the Company’s common stock on the date of grant.
(3)Represents amounts paid under the Company's annual bonus plan as further described under “Executive Compensation.” Annual incentives are based on the performance of predetermined goals for the year. Annual bonuses for fiscal year 2022 were not paid in cash and instead the Company issued fully vested RSUs on March 3, 2023 with a grant date fair value of $1.84 per share. The number of RSUs issued to our NEOs in settlement of their 2022 annual bonuses was: 317,029 (Dr. Kadia), 120,978 (Dr. Hobbs), 32,404 (Mr. Joshi), and 19,902 (Mr. Chaplin).
(4)Dr. Kadia was appointed on March 9, 2022 as our Chief Executive Officer.
(5)Mr. Joshi was appointed on July 24, 2022 as our Chief Financial Officer.
(6)Mr. Chaplin was appointed on September 19, 2022 as our Chief Legal Officer.

(7)Amounts represent (i) the Company’s 401(k) matching contributions to Dr. Kadia’s account in the amount of $12,200 for fiscal year 2022, director fees earned as a non-employee director in the amount of $16,250 for fiscal year 2022, housing allowance of $100,000 for fiscal year 2022, reimbursement of $25,000 of legal fees in connection with Dr. Kadia’s employment agreement and term life insurance premiums paid by the Company in the amount of $1,035 for fiscal year 2022; (ii) the Company’s 401(k) matching contributions to Dr. Hobbs account in the amount of $12,200 for fiscal year 2022 and $14,987 for fiscal year 2021 and term life insurance premiums paid by the Company in the amount of $810 for fiscal year 2022 and $600 for fiscal year 2021; (iii) the Company’s 401(k) matching contributions to Mr. Joshi’s account in the amount of $7,875 for fiscal year 2022 and term life insurance premiums paid by the Company in the amount of $1,782 for fiscal year 2022; (iv) term life insurance premiums paid for Mr. Chaplin in the amount of $774 for fiscal year 2022.

Outstanding Equity Awards as of December 31, 2022
The following table lists the outstanding equity awards held by our NEOs as of December 31, 2022:

			Option awards					Stock Awards
Name	Vesting commencement date (1)		Number of securities underlying unexercised options (#) exercisable	Numbers of securities underlying unexercised options (#) unexercisable(a)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock That Have Not Vested (#)	Market value of Shares or Units of Stock that Have Not Vested ($)(b)
Siddhartha Kadia, Ph.D.	3/10/2022	(2)	84,765	254,294	—	5.69	3/9/2032	—	—
	3/10/2022	(3)	—	—	678,118	5.69	3/9/2032	—	—
	9/7/2021	(4)	2,041	2,859	—	37.35	9/6/2031	—	—
	9/7/2021	(5)	—	—	—	—	—	2,858	7,659
	3/10/2022	(2)	—	—	—	—	—	762,883	2,044,526

Eric Hobbs, Ph.D.	11/2/2017	(6)	182,499	—	—	2.10	11/1/2027	—	—
	3/24/2016	(6)	60,000	—	—	2.26	3/23/2026	—	—
	4/14/2017	(7)	126,032	—	—	2.54	4/13/2027	—	—
	2/7/2019	(7)	958,333	41,667	—	6.26	2/6/2029	—	—
	12/31/2021	(9)	125,000	—	—	8.90	9/12/2029	—	—
	12/31/2020	(9)	83,333	—	—	8.90	9/12/2029	—	—
	2/6/2020	(7)	70,837	29,163	—	11.06	3/11/2030	—	—
	3/4/2021	(7)	37,450	48,150	—	53.72	3/1/2031	—	—
	3/4/2021	(8)	—	—	—	—	—	8,044	21,558
	3/10/2022	(2)	—	—	—	—	—	43,333	116,132

Mehul Joshi	7/25/2022	(6)	—	451,028	—	4.35	7/25/2032	—	—
	7/25/2022	(10)	—	—	—	—	0	287,356	770,114

Scott Chaplin	9/19/2022	(6)	—	347,910	—	3.29	9/18/2032	—	—
	9/19/2022	(11)	—	—	—	—	—	227,963	610,941
(1)The dollar amounts shown in column (b) is determined by multiplying the number of shares or units shown in column (a), as applicable, by $2.68, the closing price of a share of the Company’s common stock on December 30, 2022, the last trading day of the Company’s fiscal year. The stock options and RSUs held by our NEOs are eligible to receive accelerated vesting, as described above under their severance agreements. See “Executive Compensation—Change of Control and Severance Benefits” section above for a more detailed description of the stock price goals.
(2)1/12th of the shares vest on each quarterly anniversary of the grant date subject to the holder continuing to provide services to the Company through such vesting date.

(3)The service-based requirement for the performance options will be satisfied with respect to 20% of the total number of shares underlying the performance options on each anniversary of the appointment date subject to Dr. Kadia continuing to provide services to the Company through such vesting date. The performance-based requirement will be satisfied in respect of that percentage of the total number of shares subject to the performance options determined based on certain stock price goals, whereby any such stock price goal must be achieved by the seventh anniversary of the appointment date. See “Executive Compensation – Equity Incentives” for a more detailed description of the stock price goals.
(4)1/36th of the shares vest monthly subject to the holder continuing to provide services to the Company through such vesting date.
(5)33% of the shares vest on the one-year anniversary of the vesting commencement date and vest quarterly thereafter for two years, subject to the holder continuing to provide services to the Company through such vesting date.
(6)25% of the shares vest on the one-year anniversary of the vesting commencement date and vest as to 1/48th of the shares monthly thereafter, such that all awards will be vested on the four-year anniversary of the vesting commencement date, subject to the holder continuing to provide services to the Company through such vesting date.
(7)1/48th of the shares vest on each monthly anniversary of the vesting commencement date, such that all awards will be vested on the four-year anniversary of the vesting commencement date, subject to the holder continuing to provide services to the Company through such vesting date.
(8)1/16th of the shares vest on each quarterly anniversary of the vesting commencement date, such that all awards will be vested on the four-year anniversary of the vesting commencement date, subject to the holder continuing to provide services to the Company through such vesting date.
(9)The shares become eligible to vest based on the achievement of certain performance goals established for fiscal years 2019 to 2022, which were established and evaluated by our board of directors. Vesting of the applicable number of shares subject to the option occurred in substantially equal installments over a 12-month or 24-month period (depending upon the specific performance criteria) upon the achievement of the applicable performance goal, subject to Dr. Hobbs’ continued service through the applicable vesting date. As of December 31, 2022, two performance criteria had been met and the other seven performance criteria were not achieved and thus forfeited. The options associated with the two achieved performance criteria were fully vested as of December 31, 2022.
(10)25% of the shares vest on the one-year anniversary and vest as to 1/16th of the shares monthly thereafter, such that all awards will be vested on the four-year anniversary of the vesting commencement date, subject to the holder continuing to provide services to the Company through such vesting date.
(11)25% of the shares vest on August 20, 2023 with the remaining awards vesting in equal installments over the next nine quarters, subject to the holder continuing to provide services to the Company through such vesting date.

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. As a smaller reporting company, we are only required to provide the following information for the two most recent fiscal years.

Year (a)	Summary Compensation Table Total for CEO- Hobbs (b) (1)	Compensation Actually Paid to CEO- Hobbs (c)(4)	Summary Compensation Table Total for CEO-Kadia (d) (2)	Compensation Actually Paid to CEO- Kadia (e) (4)	Average Summary Compensation Table Total for Non-CEO NEOs (f)(3)	Average Compensation Actually Paid to Non-CEO NEOs (g) (4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (h) (5)	Net Loss (i) (6)
2022	$1,781,895	$(6,102,013)	$9,964,802	$5,345,487	$2,210,463	$1,463,884	$3.00	$(98,040,000)
2021	$3,717,235	$(51,477,577)	N/A	N/A	$1,765,473	$(5,441,496)	$20.33	$(71,724,000)
(1) Represents the amount of total compensation reported for Dr. Hobbs (our former Chief Executive Officer and current Executive Vice President of Integrations and Business Transformation for each corresponding fiscal year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation – Summary Compensation Table.”
(2) Represents the amount of total compensation reported for Dr. Kadia (our current Chief Executive Officer) for 2022 in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation – Summary Compensation Table.”
(3) Represents the average of the amounts reported for the Company’s named executive officers as a group (excluding Drs. Kadia and Hobbs for 2022 and Dr. Hobbs for 2021) in the “Total” column of the Summary Compensation Table in each applicable year. Refer to “Executive Compensation – Summary Compensation Table.” The named executive officers (excluding Drs. Kadia and Hobbs for 2022 and Dr. Hobbs for 2021) included for purposes of calculating the average amounts in each applicable year are: (i) for 2022, Mehul Joshi (our Chief Financial Officer) and Scott Chaplin (our Chief Legal Officer); and (ii) for 2021, Kurt Wood (our former Chief Financial Officer), Shaun M. Holt (our former Chief Financial Officer), Keith Breinlinger, Ph.D. (our former Chief Technology Officer), Stuart Merkadeau (our former General Counsel) and Matthew Rosinack (our former Chief Accounting Officer).
(4) Represents the amount of “compensation actually paid” to the respective NEO(s), as computed in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect the actual amount of compensation earned or paid to the respective NEO(s). Adjustments to calculate “compensation actually paid” (columns (c), (e), and (g)) are described and calculated below. For each amount in the “Other NEOs” columns, the amounts relate to an average of the amounts applicable to the respective NEOs discussed in footnote (3) above.

	2022			2021
Adjustments	CEO- Hobbs	CEO- Kadia	Other NEOs	CEO-Hobbs	Other NEOs
Summary Compensation Table (“SCT”)Total	$1,781,895	$9,964,802	$2,210,463	$3,717,235	$1,765,473

Adjustments for stock awards and option awards
(Deduct): Aggregate value for stock awards and option awards included in SCT Total for the covered fiscal year	(986,265)	(8,659,535)	(2,000,262)	(3,049,510)	(1,379,772)
Add: Fair value at year end of awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end	116,132	2,976,216	1,253,683	552,094	288,183
Add (Deduct): Year-over Year change in fair value at covered fiscal year end of awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year end	(1,209,349)	(63,030)	—	(23,968,674)	(2,337,505)
Add: Vesting date fair value of awards granted and vesting during the covered fiscal year	520,867	1,165,982	—	317,307	82,538
Add (Deduct): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during the covered fiscal year	(4,802,414)	(38,949)	—	(18,935,078)	(1,769,639)
(Deduct): Fair value at end of prior fiscal year of awards granted in any prior fiscal year end that failed to meet the applicable vesting conditions during the covered fiscal year	(1,522,879)	—	—	(10,110,950)	(2,090,773)
Compensation Actually Paid Amounts (as calculated)	$(6,102,013)	$5,345,486	$1,463,884	$(51,477,576)	$(5,441,495)

(5) Represents cumulative Company total shareholder return (TSR). TSR is calculated by dividing the sum of the cumulative amount of dividends, if any, for each measurement period (2021 and 2021-2022), assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. The Company did not issue any dividends during 2021 or 2022.
(6) Represents the amount of net income reflected in the Company’s audited financial statements for the applicable year.

Limitation of Liability and Indemnification
Our amended and restated certificate of incorporation and our amended and restated bylaws provide that we will indemnify our directors and officers to the fullest extent permitted under Delaware law, which prohibits our amended and restated certificate of incorporation from limiting the liability of our directors for the following:
•any breach of the director’s duty of loyalty to us or our stockholders;
•acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;
•unlawful payments of dividends or unlawful stock repurchases or redemptions; or
•any transaction from which the director derived an improper personal benefit.

Our amended and restated certificate of incorporation and our amended and restated bylaws also provide that if Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of a director, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law, as so amended. This limitation of liability does not apply to liabilities arising under the federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.

Our amended and restated certificate of incorporation and our amended and restated bylaws also provide that we shall have the power to indemnify our employees and agents to the fullest extent permitted by law. Our amended and restated bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in this capacity, regardless of whether we would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware. We have obtained directors’ and officers’ liability insurance.

We have entered into separate indemnification agreements with our directors and executive officers, in addition to indemnification provided for in our amended and restated certificate of incorporation and amended and restated bylaws.

These agreements, among other things, provide for indemnification of our directors and executive officers for expenses, judgments, fines and settlement amounts incurred by this person in any action or proceeding arising out of this person’s services as a director or executive officer or at our request. We believe that these provisions in our amended and restated certificate of incorporation and amended and restated bylaws and indemnification agreements are necessary to attract and retain qualified persons as directors and executive officers.

The above description of the indemnification provisions of our amended and restated certificate of incorporation, our amended and restated bylaws and our indemnification agreements is not complete and is qualified in its entirety by reference to these documents, each of which is filed as an exhibit to this registration statement to which this prospectus forms a part. The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

STOCK OWNERSHIP

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2023 for:
•each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;
•each named executive officer;
•each of our current directors; and
•all of our current directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Common stock subject to options or other rights to acquire common stock that are currently exercisable or exercisable within 60 days of March 31, 2023 are deemed to be outstanding and to be beneficially owned by the person holding such options or rights for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
The percentage of shares beneficially owned is computed on the basis of 98,744,915 shares of our common stock outstanding as of March 31, 2023. Shares of our common stock that a person has the right to acquire within 60 days of March 31, 2023 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise noted below, no selling stockholder has had any position, office or other material relationship with us or any of our predecessors or affiliates within the past three years. Unless otherwise indicated in the footnotes below, based on the information provided to us by or on behalf of the selling stockholders, no selling stockholder is a broker-dealer or an affiliate of a broker-dealer.
Holders of our common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders.
Unless otherwise indicated, the address for each listed stockholder is: c/o PhenomeX Inc., 5858 Horton Street, Suite 320, Emeryville, California 94608. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.

	Shares Beneficially Owned
Name and address of beneficial owner	Number	Percent
Directors and Named Executive Officers:
Scott Chaplin (1)	19,902	*
John Chiminski (2)	76,356	*
Eric D. Hobbs, Ph.D. (3)	1,948,404	1.9%
Jessica Hopfield, Ph.D. (4)	143,647	*
Mehul Joshi (5)	19,586	*
Siddhartha Kadia, Ph.D. (6)	675,863	*
Igor Khandros, Ph.D. (7)	9,043,021	9.2%
Gregory T. Lucier (8)	302,965	*
Michael Moritz (9)	211,820	*
Elizabeth Nelson (10)	215,623	*
James Rothman, Ph.D. (11)	358,468	*
Peter Silvester (12)	64,596	*
All executive officers and directors as a group (13 persons)	13,124,065	13.0%

	Shares Beneficially Owned
Name and address of beneficial owner	Number	Percent
5% Stockholders:
Entities affiliated with Igor Khandros, Ph.D. (13)	9,043,021	9.2%
ARK Investment Management LLC (14)	8,006,435	8.1%
Northpond Ventures LLC (15)	5,390,820	5.5%
________________
*Less than 1%.
(1)Consists of 19,902 shares of common stock directly held by Mr. Chaplin.
(2)Consists of (i) 20,858 shares of common stock directly held by Mr. Chiminski, (ii) 35,524 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2023 and (iii) 19,974 RSUs that will vest within 60 days of March 31, 2023.
(3)Consists of (i) 243,029 shares of common stock directly held by Dr. Hobbs (ii) 1,704,482 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2023 and (iii) 893 RSUs held that will best within 60 days of March 31, 2023. Dr. Hobbs resigned from the Board on March 9, 2022.
(4)Consists of (i) 84,030 shares of common stock directly held by Dr. Hopfield, (ii) 40,052 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2023 and (iii) 19,565 RSUs that will vest within 60 days of March 31, 2023.
(5)Consists of 19,586 shares of common stock directly held by Mr. Joshi.
(6)Consists of (i) 560,121 shares of common stock directly held by Dr. Kadia, (ii) 115,742 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2023.
(7)Consists of (i) 8,986,298 shares of common stock directly held by family trusts of which Dr. Khandros is a trustee, (ii) 37,158 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2023 and (iii) 19,565 RSUs that will vest within 60 days of March 31, 2023.

(8)Consists of (i) 155,097 shares of common stock directly held by Mr. Lucier, (ii) 128,303 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2023 and (iii) 19,565 RSUs that will vest within 60 days of March 31, 2023.
(9)Consists of (i) 155,097 shares of common stock directly held by an estate planning vehicle over which Mr. Moritz exercises investment control, (ii) 37,158 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2023 and (iii) 19,565 RSUs that will vest within 60 days of March 31, 2023.
(10)Consists of (i) 56,400 shares of common stock directly held by Ms. Nelson, (ii) 139,658 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2023 and (iii) 19,565 RSUs that will vest within 60 days of March 31, 2023.
(11)Consists of (i) 144,245 shares of common stock directly held by Dr. Rothman, (ii) 194,658 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2023 and (iii) 19,565 RSUs that will vest within 60 days of March 31, 2023.
(12)Consists of 64,596 shares of common stock directly held by Mr. Silvester.
(13)Consists of (i) 8,986,298 shares of common stock directly held by family trusts of which Dr. Khandros is a trustee, (ii) 37,158 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2023 and (iii) 19,565 RSUs that will vest within 60 days of March 31, 2023
(14)Consists of 8,006,435 shares of common stock directly held by ARK Investment Management LLC (“ARK”), over which ARK has sole voting and dispositive power, as reported by ARK on a Schedule 13G/A filed with the SEC on February 9, 2022. The principal business address of ARK is 3 East 28th Street, 7th Floor, New York, NY 10016.
(15) Consists of (i) 4,117,272 shares of common stock held by Northpond Ventures, LP (“Northpond Ventures”), and (ii) 1,273,548 shares of common stock held by Northpond Capital, LP (“Northpond Capital”), as reported on a Schedule 13G jointly filed by Northpond Ventures, Northpond Capital, Northpond Ventures GP, LLC, Northpond Capital GP, LLC and Michael P. Rubin filed with the SEC on March 29, 2023. Northpond Ventures GP, LLC (“Northpond Ventures GP”) is the general partner of Northpond Ventures. Northpond Capital GP, LLC (“Northpond Capital GP”) is the general partner of Northpond Capital. Mr. Rubin is the sole managing member Northpond Ventures GP and Northpond Capital GP. As a result of the foregoing relationships, each of Northpond Ventures GP and Mr. Rubin have shared dispositive and voting power over and may also be deemed to beneficially own the shares of common stock held by Northpond Ventures, and each of Northpond Capital GP and Mr. Rubin have shared dispositive and voting power over and may also be deemed to beneficially own the shares of common stock held by Northpond Capital. The address of the entities mentioned in this footnote is 7500 Old Georgetown Road, Suite 850, Bethesda, MD 20814.

Equity Compensation Plan Information
The following table provides information as of December 31, 2022 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Restricted Stock Units and Rights	Weighted Average Exercise Price of Outstanding Options and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the first Column)
Equity compensation plans approved by security holders
2020 Incentive Award Plan (1)	8,031,812	$10.12	12,690,281
2011 Equity Incentive Plan (2)	4,183,930	$6.21	—
2020 Employee Stock Purchase Plan (3)	—	—	1,619,235
Equity compensation plans not approved by security holders	—	—	—
TOTAL	12,215,742	$8.03	14,309,516
________________
(1)Our board of directors adopted, and our stockholders approved, the 2020 Incentive Award Plan (“2020 Plan”) in July 2020. The initial number of shares authorized and available for issuance under the 2020 Plan was 6,750,000. The number of shares remaining for issuance under the 2020 Plan includes awards granted and outstanding under the 2011 Equity Incentive Plan (“2011 Plan”) that were forfeited or lapsed after the effective date of the 2020 Plan. In addition, the 2020 Plan contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance pursuant to awards granted under the 2020 Plan shall be increased on the first day of each year beginning in 2021 and ending in 2030 equal to the lesser of (A) four percent (4%) of the shares of stock outstanding (on a converted basis) on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of stock as determined by our board of directors; provided, however, that no more than 50,000,000 shares of stock may be issued upon the exercise of incentive stock options.
(2)Following the adoption of the 2020 Plan, any awards outstanding under the 2011 Plan continue to be governed by their existing terms but no further awards may be granted under the 2011 Plan. Forfeited stock options issued under the 2011 Plan will automatically be added to the 2020 Plan.
(3)Our Employee Stock Purchase Plan (“ESPP”) provides that the number of shares under the ESPP will be increased annually on the first day of each year beginning in 2021 and ending in 2030, equal to the lesser of (i) one percent (1%) of the shares of common stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (ii) such number of shares of common stock as determined by our board of directors; provided, however, that no more than 10,000,000 shares of our common stock may be issued under the ESPP. The shares reserved for issuance under the ESPP may be authorized but not unissued shares or reacquired shares.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a description of each transaction since January 1, 2022 and each currently proposed transaction in which we have been, or are to be, a participant, in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.
Advisory Agreement with James Rothman, Ph.D.
In April 2017, we entered into a strategic/scientific advisor consulting agreement with James E. Rothman, Ph.D., a member of our board of directors, pursuant to which Dr. Rothman agreed to provide us with consulting and advisory services relating to, among other things, our research and development activities and commercialization of our platform. In consideration of Dr. Rothman’s services, we agreed to pay Dr. Rothman $250,000 per year, reimburse his out-of-pocket expenses and grant him an option to purchase 250,000 shares of our common stock. The original term of the agreement was for a period of 36 months. In March 2020, we entered into an amendment to the agreement, pursuant to which we agreed to extend the term of the agreement for an additional 36 months (expiring on April 1, 2023), to pay Dr. Rothman $125,000 per year during the extended term, and to grant Dr. Rothman an option to purchase an additional 157,500 shares of our common stock.
Amended and Restated Investors’ Rights Agreement
We are party to an amended and restated investors’ rights agreement (“Investors’ Rights Agreement”), with certain holders of 5% or more of our capital stock and entities affiliated with certain of our directors, as well as certain of our directors and executive officers. The Investors’ Rights Agreement grants rights to certain holders, including certain registration rights with respect to the registrable securities held by them.
Stock Option Grants to Directors and Executive Officers
We have granted stock options to our directors and executive officers. For more information regarding the stock options and stock awards granted to our directors and NEOs in 2022 see the sections titled “Executive Compensation” and “Director Compensation.”
Limitation of Liability and Indemnification of Directors and Officers
Our amended and restated certificate of incorporation provides that no director would be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director, except as required by applicable law. For more information regarding the limitations of liability and indemnification see the section titled “Limitation of Liability and Indemnification.”
Related Party Transaction Policy
We have adopted a formal written policy that applies to our executive officers, directors, holders of more than 5% of any class of our voting securities and any member of the immediate family of, and any entity affiliated with, any of the foregoing persons. Such persons are not permitted to enter into a related-party transaction with us without the prior consent of our audit committee, or other independent members of our board of directors in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder or any of their immediate family members or affiliates in which the amount involved exceeds $120,000 must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee will consider the relevant facts and circumstances available and deemed relevant to our audit committee, including, but not limited to, whether the transaction will be on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.
All of the transactions described in this section occurred prior to the adoption of this policy.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which are subject to the “safe harbor” created by those sections and that represent the Company’s current expectations and beliefs. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws and include, but are not limited to, statements of management’s expectations regarding the Company’s future compensation decisions, organization and performance. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negatives of these terms or variations of them or similar terminology. The forward-looking statements and related assumptions involve risks and uncertainties that could cause actual results and outcomes to differ materially from any forward-looking statements or views expressed herein. The Company’s performance and the forward-looking statements contained herein are further qualified by a detailed discussion of associated risks set forth in the documents filed by the Company with the Securities and Exchange Commission. The forward-looking statements set forth the Company’s beliefs as of the date that such information was first provided, and the Company assumes no duty to update the forward-looking statements contained in this Proxy Statement to reflect any change except as required by law.

OTHER MATTERS
Delinquent Section 16(A) Reports
Section 16(a) of the Exchange Act requires our directors and officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership of our common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Directors and officers and holders of 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of our records and representations made by our directors, officers and beneficial owner of more than 10% of our common stock, regarding their filing obligations, all Section 16(a) filing requirements were satisfied with respect to the fiscal year ended December 31, 2022, other than the following late filings: (i) a Form 4 for each of Kurt Wood, Stuart Merkadeau, Keith Breinlinger and Eric Hobbs for the withholding of shares to satisfy tax withholding obligations in connecting with the time vesting of restricted stock units, (ii) a Form 4 each of Siddhartha Kadia and James Paul McClaskey for a grant of restricted stock units and a grant of stock options, (iii) a Form 4 for each Eric Hobbs and Gregory Lucier for grant of restricted stock units, (iv) a Form 4 for James Paul McClaskey for a grant of restricted stock units, (v) a Form 3 for James Paul McClaskey and (vi) a Form 4 for each of Michael Moritz, John Chiminski, James Rothman, Jessica Hopfield, Igor Khandros, Gregory Lucier and Elizabeth Nelson for a grant of restricted stock units and a grant of stock options.
Fiscal Year 2022 Annual Report and SEC Filings
Our financial statements for our fiscal year ended December 31, 2022 are included in our Annual Report on Form 10-K filed with the SEC on February 23, 2023 (File No. 001-39388). This Proxy Statement and our Annual Report are posted on the Company’s website at https://investors.phenomex.com/ in the “Financials” section of the Investors Relations webpage and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to PhenomeX Inc., Attn: Corporate Secretary, 5858 Horton Street, Suite 320, Emeryville, California 94608.
Company Website
We maintain a website at www.phenomex.com. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement, and references to our website address in this Proxy Statement are inactive textual references only.

PROPOSALS OF STOCKHOLDERS FOR 2024 ANNUAL MEETING

Proposals Pursuant to Rule 14a-8. Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Proxy Statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our Proxy Statement for the 2024 Annual Meeting, your proposal must be received by our Corporate Secretary at our principal executive offices at 5858 Horton Street, Suite 320, Emeryville, CA 94608, no later than December 16, 2023, and must otherwise comply with Rule 14a-8. While our board of directors will consider stockholder proposals, we reserve the right to omit from the proxy statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

Proposals Pursuant to Our Bylaws. Under our bylaws, in order to bring any other business before the stockholders at the 2024 Annual Meeting, other than proposals pursuant to Rule 14a-8, you must notify us in writing and such notice must be received by us no earlier than January 25, 2024 and no later than February 24, 2024. You must comply with specific procedures set forth in our bylaws and the proposal must contain the specific information required by our bylaws. You may write to our Corporate Secretary at our principal executive offices at 5858 Horton Street, Suite 320, Emeryville, CA 94608, to deliver the notices discussed above and to request a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals pursuant to the bylaws.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements of our amended and restated bylaws or other applicable requirements.
Nomination of Director Candidates
You may propose director candidates for consideration by our nominating and corporate governance committee by providing the information required by our amended and restated bylaws. Any such recommendations should include, among other things outlined in our amended and restated bylaws, the nominee’s name and qualifications for membership on our board of directors and should be directed to our Corporate Secretary at the address set forth above.

In addition, our amended and restated bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our amended and restated bylaws. In addition to satisfying the foregoing advance notice requirements under the Company’s bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 26, 2024.
Availability of Bylaws
A copy of our amended and restated bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Corporate Secretary at our principal executive office for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.
Our board of directors does not know of any matter to be brought before the 2023 Annual Meeting other than the matters set forth in the Notice of 2023 Annual Meeting and matters incident to the conduct of the 2023 Annual Meeting. If any other matter should properly come before the 2023 Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment. It is important that your shares of common stock be represented at the 2023 Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone, by using the Internet or by mail at your earliest convenience as instructed on the Notice of Internet Availability of Proxy Materials.

By order of the Board of Directors,

Siddhartha Kadia, Ph.D.
Chief Executive Officer and Director
April 14, 2023

PhenomeX Inc.
5858 HORTON ST., UNIT 320
EMERYVILLE, CA 94608

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 24, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CELL2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box below marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone from the US and Canada to transmit your voting instructions. Vote by 11:59 P.M. ET on May 24, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V10802-P91596 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PhenomeX Inc.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Class III Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) John Chiminski
02) Peter Silvester

The Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The 2023 Notice of Annual Meeting, 2022 Annual Report on Form 10-K and 2023 Proxy Statement are available at www.proxyvote.com.

V10803-P91596

PhenomeX Inc.
Annual Meeting of Stockholders
May 25, 2023 1:30 PM PDT
This proxy is solicited by the Board of Directors.

The undersigned hereby appoints Siddhartha Kadia PhD and Scott Chaplin, and each of them, as proxies, each with the full power of substitution, and hereby authorizes each of them to represent, act and vote, as designated on the reverse side of this ballot, all of the shares of common stock of PhenomeX Inc. held of record by the undersigned at the close of business on March 30, 2023 at the Annual Meeting of Stockholders of PhenomeX Inc. to be held at 1:30 PM PDT on May 25, 2023, or at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations (FOR each of the nominees listed in Proposal 1 and FOR Proposal 2 and Proposal 3). In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

Continued and to be signed on reverse side